ISDA®

International Swaps and Derivatives Association, Inc.

SCHEDULE

to the

2002 Master Agreement

dated as of December 27, 2012

between

Macquarie Bank Limited (AFS Licence: 237502)	and	American Eagle Energy Corporation (“AEEC”) and AMZG, Inc. (“AMZG”)

(“Party A”)	(individually and collectively, and
jointly and severally, “Party B”)

established as a company with limited liability with Australian Business Number 46 008 583 542 under the laws of Australia acting through its branches in Sydney and London	each established as a corporation under the laws of the state of Nevada

Part 1.    Termination Provisions.

(a)	“Specified Entity” means in relation to Party A for the purpose of:―

Section 5(a)(v),	Nil
Section 5(a)(vi),	Nil
Section 5(a)(vii),	Nil
Section 5(b)(v),	Nil
and in relation to Party B for the purpose of:―
Section 5(a)(v),	Affiliates
Section 5(a)(vi),	Affiliates
Section 5(a)(vii),	Affiliates
Section 5(b)(v),	Affiliates

(b)	“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

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(c)	The “Cross-Default” provisions of Section 5(a)(vi) will apply to Party A and Party B as amended such that the phrase “or becoming capable at such time of being declared” is deleted from the seventh line of Section 5(a)(vi).

“Specified Indebtedness” has the meaning specified in Section 14, except that for Party A it excludes an obligation for borrowed money where the creditor’s recourse on the obligation is limited to assets for which the money was borrowed.

“Derivative Transaction” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of any transaction in the nature of a transaction as described in (a)(i) and (ii), (b) and (c) of the definition of Specified Transaction.

For the purposes of Section 5(a)(vi)(1), any reference to the principal amount of Specified Indebtedness becoming, or becoming capable of being declared, due and payable shall, in the case of a Derivative Transaction, refer to the amount that becomes, or would become, due and payable as a result of the termination of such Derivative Transaction.

“Threshold Amount” means:

(i)            with respect to Party A, an amount in USD equivalent to 3% of the Shareholders’ Equity of Macquarie Group Limited (ABN 94 122 169 279). For the purposes of the definition of Threshold Amount, “Shareholders’ Equity” means, at any time, the amount of paid-in capital in respect of all issued and fully-paid shares of capital of the relevant entity, plus the contributed surplus, plus the cumulative translation adjustment (if any), plus the retained earnings, all of the foregoing as calculated in accordance with generally accepted accounting principles in the country in which the entity is organized, consistently applied; and

(ii)           with respect to Party B, USD100,000.00.

(d)	The “Credit Event Upon Merger” provisions of Section 5(b)(v) will apply to Party B.

(e)	The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)	“Termination Currency” means United States Dollars.

(g)	The following Additional Termination Events will apply to Party B if at any time:

(i)	the ratio of:

(x)	the sum of (I) the PV10 Value of PDP Projected Production and (II) Most Current Cash Position (as defined in Part 3) less (III) Most Current Past Due Payables (as defined in Part 3); to

(y)	Close-out Amount, calculated as if such day were an Early Termination Date,

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is less than 1.3, as determined by Party A on the basis of the most recent Reserve Report, provided (x) and (y) will be determined based upon the same prices for Hydrocarbons;

(ii)	Party B fails to comply with any covenant under Part 6 of this Agreement and failure is not remedied within ten (10) Local Business Days following the earlier of: (i) Party B’s actual notice of such failure or (ii) Party A providing written notice to Party B of such failure;

(iii)	A Change of Control results with regard to Party B;

(iv)	Party B fails to enter into a Deposit Account Control Agreement, a Three Party Lockbox Agreement and a Lockbox Management Agreement within thirty (30) days following the execution of this Agreement;

(v)	Party B fails to enter into an amendment to the Mortgage adding the property interests acquired by Party B pursuant to the SM Energy Acquisition and/or the NextEra Acquisition within 30 days following the closing of each of the SM Energy Acquisition and/or the NextEra Acquisition, as applicable;

(vi)	A judgement for more than $100,000 is entered against Party B and not appealed or bonded or fully stayed, vacated, paid or discharged within 30 days of its entry unless the judgment relates to a claim that is fully covered by insurance and for which the insurance company has unconditionally accepted liability;

(vii)	A Material Adverse Effect results with regards to Party B;

(viii)	Party B fails to comply with any covenant set out in any Credit Support Document and such failure is not remedied within ten (10) Local Business Days following the earlier of: (i) Party B’s actual notice of such failure or (ii) Party A providing written notice to Party B of such failure; or

(ix)	Any representation or warranty by Party B hereunder or under any Credit Support Document proves to be false or misleading in any material respect.

For the purpose of each of the foregoing Termination Events, the Affected Party will be Party B, and the following definitions will apply:

“Deposit Account Control Agreement” means a Deposit Account Control Agreement by and among the parties hereto and Bank of the West, in form and substance reasonably acceptable to the parties thereto.

“Lockbox Management Agreement” means a lockbox management agreement by and between the parties hereto, in form and substance reasonably acceptable to the parties hereto.

“NextEra Acquisition” means the acquisition by Party B of certain working interests as more particularly described in Appendix XVII hereto.

“Production” means the net Hydrocarbons (defined in Part 6 of this Agreement) produced and saved from the Property (defined in Part 6 of this Agreement).

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“PDP Projected Production” means projected Production as referenced in the most recent Reserve Report (defined in Part 6 of this Agreement) except for pricing, for which strip pricing determined by Party A based on average NYMEX settlement pricing shall be used.

“PV10 Value” means the net present value expected to accrue from the PDP Projected Production, calculated using a discount rate of ten percent (10.00%) per annum and estimates of reserves, prices, production rates, taxes and costs in the most recently delivered Reserve Report.

“Three Party Lockbox Agreement” means a three party lockbox agreement amendment to Cash Management Terms and Conditions by and between the parties hereto and Bank of the West, in form and substance reasonably acceptable to the parties thereto.

“SM Energy Acquisition” means the acquisition by Party B of certain working interest as more particularly described in Appendix XVIII hereto.

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Part 2.    Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:―

It is not required by any applicable Law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, each of Party A and Party B make the representations specified below, as applicable:―

(1)	Jurisdiction of residence for tax purposes.

The following representations will apply to all Transactions:

(i)	Party A represents that it is resident for tax purposes in Australia.

(ii)	Party B represents that it is resident for tax purposes in the United States of America.

(2)	Both parties transacting in same jurisdiction.

The following representation will apply to Transactions in respect of which Party A Specified Jurisdiction is the same as Party B Specified Jurisdiction:

(i)	Party A Payee Representation

Each payment received or to be received by it in connection with the Transaction will be effectively connected with its conduct of a trade or business in Party B Specified Jurisdiction carried on through a permanent establishment in Party B Specified Jurisdiction.

(ii)	Party B Payee Representation

Each payment received or to be received by it in connection with the Transaction will be effectively connected with its conduct of a trade or business in Party A Specified Jurisdiction carried on through a permanent establishment in Party A Specified Jurisdiction.

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(3)	Parties transacting out of different jurisdictions with no double tax agreement.

The following representation will apply to any payments made in relation to Transactions in respect of which representation (2) does not apply and there is no Specified Treaty under which the payee of such payment is eligible for benefits:

(i)	Party A Payee Representations

Party A represents that it does not derive the payments under the Transaction in part or in whole in carrying on business at or through a permanent establishment of itself in Party B Specified Jurisdiction.

(ii)	Party B Payee Representations

Party B represents that it does not derive the payments under the Transaction in part or in whole in carrying on business at or through a permanent establishment of itself in Party A Specified Jurisdiction.

(4)	Parties transacting out of different jurisdictions with a double tax agreement.

The following representation will apply to any payments made in relation to Transactions in respect of which neither representation (2) nor representation (3) applies:

(i)	Party A Payee Representations

It is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision (or equivalent provision whether or not actually so named), as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with the Transaction and no such payment is attributable to a trade or business carried on by it through a permanent establishment in Party B Specified Jurisdiction.

(ii)	Party B Payee Representations

It is fully eligible for the benefits of the “Business Profits” or “Industrial and Commercial Profits” provision (or equivalent provision whether or not actually so named), as the case may be, the “Interest” provision or the “Other Income” provision (if any) of the Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with the Transaction and no such payment is attributable to a trade or business carried on by it through a permanent establishment in Party A Specified Jurisdiction.

(5)	Other payments under the Agreement

Solely for the purposes of the representations made under Section 3(f) of the Agreement, any payments made under the Agreement but not as part of a Transaction, including any payments made in accordance with Section 6(e), shall be deemed to be payments in relation to a Transaction.

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(6)	Definitions

(i)	“Party A Specified Jurisdiction” means :

(a)	the country in which is located the office identified in the applicable Confirmation as the office through which Party A is acting for the purpose of the Transaction; and

(b)	if no office is expressly identified in the applicable Confirmation, the country in which is located the office from which the applicable Confirmation originated.

(ii)	For the purpose of the representations made by Party A, “Specified Treaty” means the income tax convention applicable between Party B Specified Jurisdiction and the country of residence of Party A.

(iii)	“Party B Specified Jurisdiction” means:

(a)	the country in which is located the office identified in the applicable Confirmation as the office through which Party B is acting for the purpose of the Transaction; and

(b)	if no office is expressly identified in the applicable Confirmation, the country in which is located the office from which the applicable Confirmation originated.

(iv)	For the purpose of the representations made by Party B, “Specified Treaty” means the income tax convention applicable between Party A Specified Jurisdiction and the country of residence of Party B.

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Part 3.    Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:―

(a)	Tax forms, documents or certificates to be delivered are :―

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A and Party B	Any form or document requested by the other party under Section 4(a)(iii).	As soon as possible after request

(b)	Other documents to be delivered are :―

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B

A list of authorised signatories for the party (and, as applicable, any Credit Support Provider of such party) and evidence of the authority of the authorised signatories of such party to execute this Agreement (and, as applicable, any Credit Support Document).

		At the execution of this Agreement	Yes
Party A and Party B	Any Credit Support Document(s) specified in Part 4 of this Schedule.	At the execution of this Agreement.	Yes
Party A

A copy of Party A’s audited consolidated financial statements prepared in accordance with accounting principles that are generally accepted in Party A’s country of organisation and certified by independent certified public accountants for each financial year.

		Upon request, if such financial statements are not available from public sources or at www.macquarie.com.au	No
Party B

A copy of Party B’s annual audited consolidated and consolidating financial statements prepared in accordance with accounting principles that are generally accepted in such party’s country of organisation and certified by independent certified public accountants for each financial year.

		Within 120 days from party’s financial year end, commencing with the fiscal year ending December 31, 2012.	No

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Party A	A copy of Party A’s semi-annual unaudited consolidated financial statements prepared in accordance with accounting principles that are generally accepted in such party’s country of organisation.	If publicly available, within 60 days from party’s financial half-year end. If Party A’s semi-annual financial statements are available on Party A’s website, then such website publication shall be deemed delivery to Party B under this Agreement.	No

Party B

A copy of Party B’s quarterly unaudited consolidated and consolidating financial statements prepared in accordance with accounting principles that are generally accepted in such party’s country of organisation.

		Within 75 days from Party B’s financial quarter end.	No
Party B	Final lease operating statement relating to, the Property including Hydrocarbon production, revenue and operating expenses.	Within 45 days from Party B’s each calendar month end.	Yes
Party B	Reserve Report as defined in Part 6(n) of this Agreement.	In accordance with Part 6(n) of this Agreement.	Yes

Party B	Certificates of insurance and copies of insurance policies.	In accordance with Part 6(b) of this Agreement.	Yes

Party A and Party B	Copies of the party’s standard settlement instructions.	At the execution of this Agreement and at any time there is a change to those standard settlement instructions.	Yes
Party A and Party B	A list of authorised signatories for the Party and evidence of the authority of the authorised signatories of the party to execute Confirmations on behalf of the party.	Upon execution of this Agreement and at any time there is a change to the list of those authorised to sign Confirmations.	Yes

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Party B	Contact details for settlement purposes, including telephone, facsimile (and email details if relevant), addresses and names of the relevant contacts.	At the execution of this Agreement and at any time there is a change to those contacts details.	Yes

Party B	Satisfactory legal opinions, including (i) the enforceability opinions in relation to this Agreement and the Credit Support Documents, (ii) the due authorization, formation and existence of Party B and (iii) the proper form and content of the Credit Support Documents to be filed in North Dakota, each in form and substance satisfactory to Party A in its sole and absolute discretion.	Prior to entering into the first Transaction after the date of this Agreement.	Yes

Party B	Satisfactory searches of the UCC filing records or similar public (including applicable county) records to evidence and confirm the first priority ranking rights and remedies of Party A in and to the Collateral granted by Party B pursuant to the Credit Support Documents.	Prior to entering into the first Transaction after the date of this Agreement.	Yes

Party B	Certificates certified by the secretary of Party B as to the truth, completeness and accuracy of (i) the resolutions authorizing the transactions hereunder by Party B, (ii) Party B’s governing documents and (iii) the existence and good standing of Party B in the applicable states.	At the execution of this Agreement, or as otherwise agreed by Party A.	Yes

Party B	Extract from Party B’s management accounts evidencing its cash position at close of business on the date of such extract (“Most Current Cash Position”) and its past due payables at close of business on the date of such extract (“Most Current Past Due Payables”).	Within 3 Local Business Days of request by Party A.	Yes

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Part 4.    Miscellaneous.

(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:―

Address for notices or communications to Party A:―

Address:	Macquarie Bank Limited
No. 1 Martin Place
Sydney NSW 2000
Australia

Attention:	Executive Director, Legal Risk Management Division,
Fixed Income, Currencies and Commodities Group

Facsimile No.:	+(612) 8232 4540 Telephone No.: +(612) 8232 3333
E-mail:	for Section 5 and 6 Notices only: ‘ficc.notices@macquarie.com’

With a copy to:

Address:	Macquarie Bank Limited
Level 23, Citypoint,
1 Ropemaker Street
London EC2Y 9HD
England

Attention:	Legal Risk Management, Fixed Income, Currencies and Commodities Group
Facsimile No.:	+(44) 20 3037 4301 Telephone No.: +(44) 20 7065 2000

Address for notices or communications to Party B:―

Address:	American Eagle Energy Corporation
2549 W. Main Street, Suite 202
Littleton, Colorado 80120

Attention:	Brad Colby

Facsimile No.:	+1 303-798-5767 Telephone No.: +1 303 798 5235
Email:	bradcolby@amzgroup.com

With a copy to:

Address:	Roberts & Olivia, LLC
2060 Broadway, Suite 250
Boulder, CO 80302

Attention:	William R. Roberts

Facsimile No.:	+1 720-210-5447 Telephone No.: +1 720-210-5447 x71
Email:	wrroberts@wrrlaw.com

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(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:―

Party A appoints as its Process Agent:

Macquarie Bank Limited Representative Office

125 West 55th Street, 22nd Floor,

New York NY 10019

Attn: Legal Risk Management, Fixed Income, Currencies and Commodities

Telephone: (+1 212) 231 1000

Facsimile: (+1 212) 231 2177

In the event of service of process in any Proceedings by Party B, Party B must also send copies of all documents initiating that process immediately to Party A in Australia at the address given in Part 4(a) above.

Party B appoints as its Process Agent: Not Applicable

(c)	Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(b) of this Agreement:―

Party A is a Multibranch Party and may enter into a Transaction through any of the following Offices:― London or Sydney

Party B is not a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

For the avoidance of doubt, if a party hereto is designated as the Calculation Agent, Section 5(a)(ii) shall not include any failure by that party to comply with its obligations as Calculation Agent.

(f)	Credit Support Document. Details of any Credit Support Document:―

In relation to Party A: None.

In relation to Party B: (i) (North Dakota) Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Production and Revenue (“Mortgage”), (ii) Security Agreement, (iii) Financing Statements, (iv) Deposit Account Control Agreement, (v) Three Party Lockbox Agreement (together with a Lockbox Management Agreement between Party A and Party B), (vi) Letter in Lieu, and (vii) Notice of Assignment of Proceeds.

(g)	Credit Support Provider.

Credit Support Provider means in relation to Party A, none.

Credit Support Provider means in relation to Party B, none.

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(h)	Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of New York (without reference to choice of law doctrine).

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Transaction. Each party:

(i)	certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of any such suit, action or proceeding; and

(ii)	acknowledges that it and the other party have entered into this Agreement, in reliance on, among other things, the mutual waivers and certifications of this provision.

(i)	Netting of Payments. ”Multiple Transaction Payment Netting” will apply for the purpose of Section 2(c) of this Agreement to any Transactions of the same product type (in each case starting from the date of this Agreement).

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement.

(k)	Absence of Litigation. For the purpose of Section 3(c):―

“Specified Entity” means in relation to Party A, not applicable.

“Specified Entity” means in relation to Party B, not applicable.

(l)	No Agency. The provisions of Section 3(g) will apply to this Agreement.

(m)	Additional Representations will apply. For the purpose of Section 3 of this Agreement, each of the following will constitute an Additional Representation:―

(i)	Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):―

(A)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(B)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

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(C)	Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(ii)	Party B represents to Party A (with such representations deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

(A)	Licenses, Permits, Authorizations. Party B has fulfilled all requirements for obtaining and has obtained and maintained all licenses, permits, operating authorities and other authorizations necessary for the conduct of the business of Party B or for Party B or any Operators to operate or maintain the Property which the failure to obtain and maintain could result in the breach of representations regarding Defensible Title, and Party B or any such Operator is fully qualified to own and hold such Property and to exercise in all material respects the rights under all leases, contracts or other documents governing the operation or maintenance of the Property. The continuation, validity and effectiveness of each such license, permit and other authorization are not and will in no way be adversely affected by the Transactions contemplated by this Agreement. Except as set forth on Appendix I attached hereto, as of the date hereof, Party B is not in material breach of, or in default under the terms of, and has not engaged in any activity which would cause revocation or suspension of, any of its licenses, permits or authorizations necessary for the conduct of the business of Party B or for Party B or any Operators to operate or maintain the Property.

(B)	Basic Documents. Party B’s Basic Documents as of the date hereof are set forth on Appendix II attached hereto. With respect to the Basic Documents:

(a)	all are in full force and effect in accordance with their terms and constitute valid and binding obligations, except as limited by applicable bankruptcy or other debtor relief laws and by general equitable principles;

(b)	to Party B’s knowledge, no other party to any Basic Document (or any successor in interest to that party) is in breach or default with respect to any of its obligations under the Basic Documents;

(c)	no party to any Basic Document has given Party B or has threatened to give Party B notice of any action to terminate, cancel, rescind or procure a judicial reformation of any Basic Document or any of their provisions; and

(d)	the execution and delivery of this Agreement and the consummation of the Transactions contemplated by this Agreement will not result in a breach of, a default under, or other violation of the provisions of any Basic Document.

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(C)	Farmout Agreements and Subject Contracts, Etc. With respect to the oil, gas and/or mineral leases comprising the Properties, and except as expressly set out on Appendix II attached hereto:

(a)	there are no outstanding farmout agreements, obligations to drill additional wells or agreements to engage in other development operations, except for obligations arising under offset well provisions or obligations arising under provisions of any Operating Agreement which allow the parties to elect whether or not they will participate in development activities other than as specified in those leases, contracts and other agreements;

(b)	there are no limitations as to the depths covered or substances to which such interests purport to apply other than as specified in those leases, contracts and other agreements; and

(c)	there are no royalty provisions (other than those allowing a lessor the right to take in kind) requiring the payment of royalties on any basis other than as specified in those leases, contracts and other agreements.
(D)	Operating Agreements. With respect to the operating agreements (“Operating Agreements”) relating to Party B’s Working Interest and Net Revenue Interest in the Property,

(a)	Appendix II lists all Operating Agreements to which the Property is subject and the Operators for such Property, which Operators are hereby Approved by Party A;

(b)	there are no outstanding payments which are past due or which Party B or, to the best of Party B’s knowledge, any predecessor of Party B has committed to make which have not been or are not being paid within the terms required; and

(c)	there are no operations under any of the Operating Agreements with respect to which Party B has become a non-consenting party nor are there any non-consenting penalties binding or that will become binding upon Party B that are not reflected in the Net Revenue Interest or Working Interest as set out on Appendix III.
(E)	Debt Instruments. Appendix IV attached hereto sets forth a complete and correct list of all documents, instruments and agreements that as of the date hereof require or could in the future require payments by Party B or its Subsidiaries that relate to payments that are not usual, customary and recurring in the oil and gas, exploration and production industry.

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(F)	Hedging Agreements. Other than this Agreement, Appendix V attached hereto sets forth, as of the date hereof, a true and complete list of all hedging agreements of Party B, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

(G)	Marketing of Production. Except as set forth on Appendix VI attached hereto, no purchase or sale agreements exist as of the date hereof which are not cancellable on sixty (60) days notice or less without penalty or detriment for the sale of production from Party B’s Hydrocarbons attributable to the Property (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof. Each Purchaser as at the date of this Agreement is identified on Appendix XIII attached hereto together with such Purchaser’s contact information.

(H)	Preferential Rights and Consents. There are no outstanding preferential rights or consents to assign affecting the Property that have not been satisfied in full by Party B.

(I)	Name; Executive Offices. The name of Party B, as listed in its Charter Documents on file in the public records of its jurisdiction of organization, is American Eagle Energy Corporation and AMZG, Inc., respectively. Party B’s principal place of business and chief executive offices are located at the address specified in Part 4(a).

(J)	Capitalization; Ownership; Subsidiaries. AEEC owns one hundred percent (100%) of all outstanding Equity Interests of AMZG, Inc. There are no other classes, types or designations of Equity Interests in AMZG, and no Person holds any right that could result in the transfer or issuance of any Equity Interest in AMZG. Except as listed on Appendix VII, Party B has no Subsidiaries.

(K)	Solvency. Party B is Solvent and will be Solvent after giving effect to the transactions contemplated by this Agreement.

(L)	Omissions and Misstatements. Party B has disclosed in writing to Party A all agreements, and all other matters known to Party B, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All financial and other information furnished in writing by or on behalf of Party B to Party A in connection with the negotiation or performance of this Agreement or any other Credit Support Document, when taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to financial projections, Party B represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no fact peculiar to Party B which could reasonably be expected to have a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the Credit Support Documents. There are no statements or conclusions in any Reserve Report which are based upon or include misleading information or fail to take into account material information regarding the matters reported therein.

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(M)	Commissions; Expenses. Except for the commission that will be due to C.K.Cooper & Company, no broker’s or finder’s fees or commissions have been paid or will be payable by Party B to any Person in connection with the transactions contemplated by this Agreement, except as payable to Party A or its Affiliates.

(N)	Tax Returns; Taxes. Party B has timely filed (after giving effect to any applicable extensions) all U.S. federal income tax and all other material tax returns (foreign, state and local) required to be filed and has paid all taxes (including interest and penalties) due and payable and required to be paid by them, except for amounts contested in good faith by Party B through appropriate proceedings timely filed and against which Party B maintains adequate reserves in accordance with GAAP. No assessments have been made by any Governmental Authority against Party B or any of the Collateral that have not been paid (except for assessments protested in good faith by Party B through appropriate proceedings timely filed and against which Party B maintains adequate reserves in accordance with GAAP) nor has any penalty or deficiency been assessed by any Governmental Authority. As of the effective date of this Agreement, no Governmental Authority has notified Party B that any U.S. federal income tax or other tax return is under examination, nor is the result of any prior examination being contested by Party B. Except with respect to taxes being contested in good faith by Party B through appropriate proceedings timely filed and against which Party B maintains adequate reserves in accordance with GAAP, no material tax Liens have been filed against Party B or any of the Collateral.

(O)	Litigation; Governmental Proceedings. Except as set forth on Appendix VIII, no claim, action, suit or other proceeding (collectively, an “Action”) by any Governmental Authority or any other Person is pending or, to Party B’s knowledge, threatened against Party B or that relates to any of the Collateral. With respect to the Actions set forth on Appendix VIII, Party B has not accepted liability in connection with any Action except in the specific instances described on Appendix VIII, none of which could reasonably be expected to have a Material Adverse Effect.

(P)	Debt. Upon consummation of the transactions contemplated by this Agreement, Party B will have no Debt outstanding for borrowed money owing to any third party, other than the obligations under this Agreement and Debt permitted under Part 6(i).

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(Q)	USA PATRIOT Act Representation. Party B is not a country, individual or entity named on the Specifically Designated National and Blocked Persons list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

(R)	Contingent Liabilities. Except for (a) obligations arising under bonds required by Law and identified on Appendix IX, (b) indemnity and other customary obligations of a customary nature assumed or incurred (excluding Debt for borrowed money) in favor of any Person from whom Party B acquired any of the Collateral, and (c) Debt permitted by Part 6(i), Party B has not assumed, guaranteed, endorsed or otherwise become directly, indirectly or contingently liable for any liability of any other Person.

(S)	Investment Company. Party B is not an “investment company” within the meaning of the Investment Company Act of 2005, as amended.

(T)	No Pending Sale or Financing. Except as described on Appendices XVII and XVIII, no agreement, whether written or oral, exists between Party B and any other Person regarding the purchase, sale or financing of any of the Collateral.

(U)	Employee Plans. Except as set forth on Appendix X, Party B has no Employee Plans.

(V)	No Material Adverse Effect. Since the later of (i) January 1, 2012 and (ii) date of the most recent audited financial statements delivered to Party A, no Material Adverse Effect has occurred.

(W)	Deposit Accounts. Except as set forth on Appendix XI, Party B does not maintain any deposit accounts (as defined in the UCC).

(X)	Labor Matters. Party B is not in violation of any Law relating to labor matters and all payments due and payable by Party B for employee health and welfare insurance have been paid or accrued as a liability on its books.

(Y)	No Default. No default exists or is reasonably likely to result from Party B’s entry into or performance under any Credit Support Document or under this Agreement. No event or circumstance exists which, with the expiry of a grace period, the giving of notice or the making of any determination by any other Person would constitute a default under any other agreement, whether written or oral, by which Party B is bound or to which any of the Collateral is subject.

(Z)	Priority. Subject to Permitted Liens, the Security Documents have or will have first ranking priority and none is subject to any prior ranking or pari passu ranking Lien.

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(AA)	Use of Proceeds. The prepayment proceeds advanced by Party A to Party B under this Agreement will be used by Party B only for the purposes described in Part 6(t).

(n)	Recording of Conversations. Each party:

(i)	acknowledges that telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction will be recorded;

(ii)	consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction;

(iii)	has obtained any necessary consent of, and has given any necessary notice of such recording to, its relevant personnel;

(iv)	agrees, to the extent permitted by applicable Law, that recordings may be submitted in evidence in any Proceedings and that such party will not object to the admissibility of the recording on the basis that the same was not originated or maintained in documentary form; and

(v)	agrees, to the extent permitted by applicable Law, this section constitutes effective notice of and consent to such recording.

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Part 5.    Other Provisions.

(a)	Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the latest set of any published ISDA Definitions in existence from time to time which are specifically relevant to the Transaction (the “Definitions”) each as published by either the International Swaps & Derivatives Association, Inc., or the International Swap Dealers Association, Inc., as the case may be. Any amendment to such Definitions subsequent to their initial publication, or any new Definitions published, will only be effective as to Transactions entered into on or after the date of amendment or publication.

(b)	Inconsistency. At the end of Section 1(b), the following sentence is inserted:

“In the event of any inconsistency between the Definitions and this Master Agreement (including the Schedule), the Master Agreement will prevail.”

(c)	Amendment of Section 2. A new Section 2(a)(iv) is inserted as follows:

“(iv)	The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied in full all its payment and delivery obligations under Section 2(a)(i) and Section 9(h) of this Agreement and has no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i) or Section 9(h).”

(d)	Change of Accounts. For the purposes of Section 2(b) of this Agreement both parties agree that such new account so designated shall be in the same tax jurisdiction as the original account.”

(e)	Tax Events. Section 5(b)(iii) is amended by deleting the words “, or there is a substantial likelihood that it will,” where they appear in that clause.

(f)	Procedures for Confirming Transactions. Section 9(e) of this Agreement is amended by the addition of the following terms:

“(iii)	With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A shall, on or promptly after the relevant Trade Date, send Party B a Confirmation confirming that Transaction and Party B shall promptly then confirm the accuracy of or request the correction of such Confirmation. In the absence of manifest error, where Party B fails to confirm the accuracy of or request the correction of a Confirmation within three Local Business Days after it was sent, the terms of a Confirmation will be binding on and conclusive against Party B.

Delivery of a Confirmation is effected whether a party uses facsimile, email or an electronic messaging system, and irrespective of the form of delivery used by the other party to confirm the terms of the relevant Transaction. The requirement of this Agreement that the parties exchange Confirmations shall for all purposes be satisfied by following the procedure set out in this paragraph.

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Where a Transaction is confirmed by means of a facsimile, email or an electronic messaging system, such message will constitute a Confirmation even where not so specified in that Confirmation.”

(i)	Notices. Section 12 of the Agreement is amended by deleting the following words where they appear on lines 2 and 3 of Section 12(a):

“(except that a notice or other communication under Section 5 or 6 may not be given by electronic messaging system or email).”

and replacing it with:

“(except that a notice or other communication under Section 5 or 6 may not be given by electronic messaging system).”

(j)	Close-out Amount. At the end of the definition of Close-out Amount in Section 14, the following sentence is inserted:

“A Close-out Amount is not required to be the market value of the Terminated Transaction or group of Terminated Transactions and, subject to Section 6(e)(ii)(3), the Determining Party is not obliged to use the mid-market quotations or mid-market valuations in determining a Close-out Amount.”

(k)	2002 Master Agreement Protocol. The parties agree that, with effect from the date of this Agreement, the terms of each Annex to the 2002 Master Agreement Protocol published by the International Swaps and Derivatives Association Inc., (the “Protocol”) shall apply to this Agreement as if the parties had adhered to the Protocol without amendment.

(l)	Miscellaneous. With effect from and including the date of this Agreement the parties agree that every transaction between them is a Transaction governed by this Agreement (whether or not the parties refer to this Agreement when entering into or confirming the transaction) unless the terms of this Agreement have been expressly excluded or any confirmation of such transaction is expressed to be governed by another agreement. Furthermore, AEEC and AMZG acknowledge that their obligations under this Agreement and any Transaction are joint and several.

For the purpose of this clause ‘transaction’ means a transaction between the parties, whether entered into before, on or after the commencement of this Agreement, of the nature of a Specified Transaction.

(m)	Payment of Premium Unless otherwise agreed in writing by the parties, with respect to any premium related to a Transaction that is an option, if any such premium is not paid on the date such premium is due to be paid under the terms of the Transaction, the seller of such Transaction may elect:

(i)	to accept a late payment of such premium;

(ii)	to give written notice of such non-payment and, if such payment shall not be received within one Local Business Day of such notice, treat the related Transaction as void; or

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(iii)	to give written notice of such non-payment and, if such payment shall not be received within one Local Business Day of such notice, treat such non-payment as an Event of Default under Section 5(a)(i) of this Agreement.

If the seller of such option Transaction elects to act under either (i) or (ii) above, the buyer of such Transaction shall pay all out-of-pocket costs and actual damages incurred in connection with such unpaid or late premium or void Transaction, including, without limitation, interest on such premium in the same currency as such premium at the then prevailing market rate and any other costs or expenses incurred by the seller of the Transaction in covering its obligations (including, without limitation, a delta hedge) with respect to such Transaction.

(n)	ISDA August 2012 DF Supplement The parties agree that the ISDA August 2012 DF Supplement Schedules 1, 2 and 3 (“August 2012 DF Supplement”) as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Agreement, and shall apply to and form part of this Agreement, effective as of the later of the date of this Agreement and the date of registration by Party A as a swap dealer with the U.S. Commodity Futures Trading Commission (“CFTC”) (such later date the “Implementation Date”).

(o)	Complaints

Any complaints with respect to Party A may be directed as follows:

Name/Department:	Complaints Officer
Address:	Macquarie Bank Limited, GPO Box 4294, SYDNEY NSW 1164, Australia
Email:	swapcomplaints@macquarie.com
Phone:	+61 2 8232 3333

(p)	Swap disclosures

Party A hereby provides Party B with the disclosures contained in the General Disclosure Statement and annexes thereto (together, the “ISDA DF Disclosure”) at www.macquarie.com/mgl/com/swap-disclosures, and Party B agrees to such disclosures. The ISDA DF Disclosure will apply to all standard Transactions (as defined in the ISDA DF Disclosure) between the parties. Where the ISDA DF Disclosure is not sufficient to address all material risks and characteristics related to Transactions between the parties, Party A may provide Party B with alternative (or supplementary) disclosures suitable for such Transactions.

(q)	Required Notifications and Disclosures

Party B agrees (i) that the following e-mail address may be used for the delivery by Party A of notifications and any informational disclosures given pursuant to CFTC Regulations, and (ii) for the purposes of Schedule 2, Part 1, Section 2.3 of the August DF Protocol, the “Notices Procedures” applicable to Party B includes written notice by e-mail delivered to the following address:

Email: bradcolby@amzgcorp.com

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(r)	Questionnaires

Party B agrees to provide to Party A, upon or prior to execution of this Agreement, a completed questionnaire in the form of (i) the ISDA August 2012 DF Protocol Questionnaire, including any Addenda thereto, published by ISDA (“ISDA Questionnaire”), or (ii) the “Macquarie Bank Limited/Macquarie Energy LLC Onboarding Questionnaire for Swap Counterparties” provided by Party A to Party B (“Macquarie Questionnaire”). Party B agrees that all information and representations provided by it in either the ISDA Questionnaire or the Macquarie Questionnaire will constitute DF Supplement Information for the purposes of the August 2012 DF Supplement. In the event of any conflict between the August 2012 DF Supplement Schedules incorporated in Part 5(m) above and the DF Schedules referred to in any ISDA Questionnaire, Part 5(m) shall govern.

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Part 6.    Additional Covenants

Party B covenants and agrees that, so long as there are any Transactions (or any amounts due from Party B to Party A are) outstanding under this Agreement, Party B will comply with the following covenants:

(a)	Affiliate Transactions. Party B shall not enter into any transaction with any Affiliates without the Approval of Party A unless such Affiliate has executed a subordination agreement with Party A and in a form and substance satisfactory to Party A, in which case, Party B must give no less than ten (10) days written notice to Party A in advance of such transaction, and, if Approved by Party A, Party B shall conduct those transactions on an arm’s length basis.

(b)	Insurance. Party B shall:

(i)	continuously keep all Personal Property together with all improvements on real property insured for replacement value of like kind and quality with insurance companies licensed or approved to do business in the jurisdictions in which the Property are located with a Best’s Rating of A or better, or as otherwise reasonably satisfactory to Party A, against loss or damage by fire or other risk usually insured against by other prudent owners in similar businesses similarly situated under extended coverage endorsement and against theft, burglary, and pilferage together with other insurance covering any other hazards as Party A may from time to time reasonably request;

(ii)	deliver certificates of insurance and copies of insurance policies as required under Part 6(b)(i) above. All such insurance shall contain endorsements in form satisfactory to Party A showing Party A as a loss payee and additional insured as its interest may appear. Subject to Part 6(b)(i) above, all casualty and property damage insurance proceeds received by Party A will be retained (or, if Party B receives any such insurance proceeds, it shall promptly deposit such insurance proceeds into an account nominated by Party A to be retained) by Party A at its option, for application to the payment of such portion of any amounts owed to Party A pursuant to this Agreement as Party A may determine in its reasonable discretion or shall be applied to repair, restore or replace any such insurable loss or damage, provided that the proceeds of the insurance shall be deposited by Party B into an account nominated by Party A and, so long as no Event of Default, Termination Event or Additional Termination Event shall have occurred and be continuing, at the request of Party B, such proceeds shall be disbursed to Party B upon such terms and conditions as Party A may deem appropriate for its protection to pay the cost of repairing, replacing or restoring Collateral or purchasing replacement Collateral;

(iii)	promptly, upon Party B becoming aware thereof, notify Party A of the occurrence or existence of an event resulting in a material claim in excess of $100,000 under any insurance and the estimated amount thereof. In furtherance, but not in limitation of the requirements of the preceding sentence, Party B shall continuously keep and maintain in full force and effect during the term of this Agreement, at Party B’s sole cost and expense, original insurance policies for which the payment of premiums are current containing waivers of subrogation by the respective insurers and non contributory standard mortgagee clauses or their equivalent or a satisfactory mortgagee loss payable endorsement in favor of Party A providing the types of insurance covering each of the Property and the interest and liabilities incident to the ownership, possession and operation thereof as specified on Appendix XII, in each case to the extent such insurance is available on commercially reasonable terms;

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(iv)	deliver to Party A all certificates of insurance (and if requested by Party A, copies of all insurance policies and endorsements) which are required to be obtained and maintained by Party B. Such certificates shall show that (i) such insurance is in full force and effect in accordance with the provisions of this Agreement, (ii) such insurance is non cancelable without at least fifteen (15) days prior written notice to the Party A sent by United States registered or certified mail, return receipt requested, and (iii) written notice shall be sent to the Party A in the same manner at least fifteen (15) days prior to any non renewal of such policies;

(v)	obtain at least fifteen (15) days prior to the expiration date of each policy maintained pursuant to this Part 6(b)(v) hereof, a renewal or replacement thereof and deliver to Party A a certificate of such renewal or replacement policy; and

(vi)	notwithstanding the foregoing, Party B shall at all times employ industry standard practices for insurance coverages to include, but not limited to, drilling, workovers, flowline repairs, rig work and facilities work. Party B will exercise commercially reasonable efforts to ensure that third-party operators also carry such insurance coverages. To the extent Party B’s existing coverage is not in compliance or falls below those standard for the industry for the type and location of the Property and Personal Property, as reasonably determined by Party A, Party B shall promptly act to increase, if necessary, insurance coverages and coverage amounts to come into compliance with such industry standards, in each case to the extent such insurance is available to Party B on commercially reasonable terms.

(c)	Hedging Hydrocarbon Production. (i) Party B shall enter into one or more Confirmations at the request of Party A from time to time including, without limitation, in connection with Party B’s (A) lease operating expenses and (B) taxes and other assessments; (ii) Party B will not enter into any Hedging Agreements or transactions thereunder (with any party including Party A) unless Approved by Party A, which Approval may be conditioned upon the hedged production, when taken in aggregate, does not exceed eighty percent (80%) of the PDP Projected Production produced in the following five (5) years. Additionally, Party B will not purchase, assume, or hold a speculative position in any commodities market or futures market or enter into any Hedging Agreement or similar hedge arrangements for speculative purposes; or other than the Hedging Agreements required to be entered into and maintained pursuant to Part (c)(i), be party to or otherwise enter into any Hedging Agreement which (A) is entered into for reasons other than as a part of its normal business operations as a risk management strategy and/or hedge against changes resulting from changes in Hydrocarbon commodity prices, or (B) contains provisions requiring or providing for (w) margin calls, (x) credit support of any kind (including letters of credit), (y) security interests or liens on any of Party B’s Property or recourse to Party B or to the Property or other Collateral or (z) adequate assurance.

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(d)	Purchasers of Hydrocarbons. Party B shall:

(i)	in the event that any Purchaser of Hydrocarbons has its senior-most unsecured debt assigned a rating of less than investment grade by either of Standard & Poor’s Ratings Group or Moody’s Investors Services, Inc., upon the request of Party A, Party B will (I) use all reasonable efforts to cause the Purchaser to provide cash deposits or one or more letters of credit, in form and substance and from a bank satisfactory to Party A in connection with its purchase of Hydrocarbons from the Property, (II) to the extent allowed under applicable contracts, sell Hydrocarbons only to Purchasers who are creditworthy in Party A’s reasonable judgment or who prepay, or (III) exercise its right to take the Hydrocarbons in kind and sell to Purchasers of Hydrocarbons who are creditworthy in Party A’s reasonable judgment; to the extent Party B is legally entitled to take such action;

(ii)	after the date of this Agreement, give Party A thirty (30) days prior written notice if a Person other than the Purchasers identified in Appendix XIII to this Agreement which have been issued a Notice of Assignment of Proceeds that are executed on the date of this Agreement will become a Purchaser of Hydrocarbons. The notice will contain the Person’s name and address (including contact person).

(e)	Dividends and Distributions. Without the Approval of Party A, Party B will not:

(a)	declare or pay any cash dividends or distributions;

(b)	declare or make any non-cash distribution;

(c)	(other than issuances in one or more transactions of stock by AEEC to the extent such issuance does not result in a Change of Control) issue additional Equity Interests of any class to any Person unless such Equity Interests are subordinated to Party A and documented to the satisfaction of Party A; or

(d)	take any other action that has substantially the same effect as any of the actions prohibited under items (a)–(c) above.

(f)	Ownership and Business Operations. Party B will not contract for operation of the Property except with an Operator Approved by Party A who has executed a Subordination Agreement acceptable to Party A.

(g)	Liens and Encumbrances. Except for Permitted Liens, Party B will not:

(i)	suffer to exist any Lien or consent to the filing of any financing statement on any of its Property; or

(ii)	dedicate, sell, encumber or dispose of, or suffer to exist any agreement for the sale, disposition or encumbrance of the Property or of any Hydrocarbon production attributable to the Property except the sale of Hydrocarbons in the ordinary course of business.

(h)	Subsidiaries and Divestitures. Party B will not create any direct or indirect Subsidiary or divest any of the Collateral by (i) transferring them to any future Subsidiary or (ii) by entering into a partnership, joint venture, or similar arrangement without the Approval of Party A. Party B shall not enter into any management contract permitting a third party to exercise management rights with respect to Party B’s business, without the Approval of Party A.

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(i)	Debt. Party B will not create, incur, assume or suffer to exist any Debt, except:

(i)	Debt pursuant to this Agreement or any Credit Support Document;

(ii)	Capital Leases which are identified in Appendix XIV to this Agreement (including such updates to Appendix XIV to this Agreement that are prepared by Party B from time to time);

(iii)	accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of property or services, from time to time incurred in the ordinary course of business;

(iv)	letters of credit, surety or other bonds incurred in the ordinary course of business, and if any such letter of credit, surety or other bond is for an amount in excess of $250,000, Approved by Party A; provided, however, that any of the foregoing shall be permitted if required by a competent regulator having jurisdiction over Party B or the Property;

(v)	endorsements of negotiable instruments for collection in the ordinary course of business;

(vi)	other Debt to third parties not to exceed $250,000 in the aggregate;

(vii)	amounts owed to NextEra Energy Gas Producing, LLC pursuant to Carry Agreement dated April 16, 2012, as amended; and

(viii)	other Debt incurred with the Approval of Party A, and fully subordinated (pursuant to a Subordination Agreement in a form and substance satisfactory to Party A) to all amounts owing or to be owing by Party B to Party A pursuant to this Agreement.

(j)	Taxes. Party B will pay, or will cause Operator to pay, all taxes and assessments of every kind and character charged, levied or assessed against the Property, or any part thereof, and all franchise taxes, production, severance or other similar taxes or charges, before any such taxes and assessments shall become delinquent; but Party B shall have the right to contest any such tax in good faith, and while any such contest is pending shall not be in default hereunder.

(k)	Books and Records; Visit Property. Party B will keep accurate books and records in accordance with GAAP in which full, true and correct entries shall be promptly made with respect to operations on the Property, and all such books and records shall during reasonable business hours upon three (3) Local Business Days prior written notice be subject to inspection by Party A and its duly accredited representatives, but not as to unreasonably interfere with the business of Party B. In addition, Party A and its duly accredited representatives shall have the right to visit the Property during reasonable business hours upon three (3) Local Business Days prior written notice, but not as to unreasonably interfere with the business of Party B; provided further, however, that Party A executes a form of release and indemnity satisfactory to Party B with respect to Party A’s visit to the Property.

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(l)	Guaranties. Other than Debt permitted by Part 6(i), Party B will not assume, guaranty or endorse or otherwise become directly or contingently liable for any Debt of any other Person, except for the indemnification obligations contained in this Agreement and the Credit Support Documents and agreements entered into in the ordinary course of business with indemnifications common in the industry that are directly related to the Property. For purposes of this Part 6(l), the term “guaranty” includes any agreement, whether contingent or otherwise, to purchase, repurchase or otherwise acquire any obligation or liability of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any case primarily for the purpose of enabling another Person to make payment of any Debt, or to make any payment (whether as a capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with a Debt of another Person, or to supply funds to or in any manner invest in another Person in connection with that Person’s Debt.

(m)	Environmental Matters.

(i)	Party B shall, at its expense: (i) comply, and shall cause its Property and operations to comply, with all applicable Environmental Laws, the breach of which could be reasonably expected to have a Material Adverse Effect; (ii) not dispose of or otherwise release, any Crude Oil, Crude Oil and Natural Gas waste, Hazardous Material, or solid waste on, under, about or from any of Party B’s Property or any other property to the extent caused by Party B’s operations except in compliance with applicable Environmental Laws, the disposal or release of which could reasonably be expected to have a Material Adverse Effect; (iii) timely obtain or file all notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of Party B’s Property, which failure to obtain or file could reasonably be expected to have a Material Adverse Effect; (iv) promptly commence and diligently prosecute to completion any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any Crude Oil, Crude Oil and Natural Gas waste, hazardous substance or solid waste on, under, about or from any of Party B’s Property, which failure to commence and diligently prosecute to completion could reasonably be expected to have a Material Adverse Effect; and (v) establish and implement such procedures as may be necessary to continuously determine and assure that Party B’s obligations under this subsection (m)(i) are timely and fully satisfied, which failure to establish and implement could reasonably be expected to have a Material Adverse Effect.

(ii)	Party B will promptly, but in no event later three (3) days of the occurrence of a triggering event, notify Party A in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against Party B or the Property of which Party B has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if Party B reasonably anticipate that such action will result in liability (whether individually or in the aggregate) in excess of $100,000, not fully covered by insurance, subject to normal deductibles.

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(iii)	Party B will provide environmental audits and tests in accordance with American Society of Testing Materials standards upon reasonable request by Party A and no more than once per year in the absence of any Event of Default, Termination Event or Additional Termination Event (or as otherwise required to be obtained by Party A by any Governmental Authority), or in connection with any material future acquisitions of any other Property.

(n)	Reserve Reports.

(i)	Beginning on January 1, 2013 and continuing annually (each report is dated effective as of January 1 throughout the term of this Agreement, Party B shall, at its sole expense, cause an engineering reserve report relating to the Property to be prepared by the Engineers and delivered to Party A (in each case, the “Reserve Report”). The Reserve Reports will set forth, without limitation, the projected recoverable reserves attributable to the Working Interests and Net Revenue Interests of Party B. Party B shall deliver each Reserve Report to Party A within sixty (60) days of its effective date.

(ii)	Preparation of Reports. Party B shall cause each Reserve Report to be prepared in a manner acceptable to Party A in all respects and similar to those generally prepared and delivered to financial institutions. For the avoidance of all doubt, each such acceptable Reserve Report will be prepared in accordance with at least the following assumptions:

(A)	reserves shall be adjusted for cumulative production since the effective date of the prior Reserve Report;

(B)	(I)	for all Natural Gas to be sold by Party B, the purchase price for each calendar year will be strip pricing determined by Party A based on average NYMEX settlement pricing for Natural Gas (as adjusted for appropriate quality, transportation and location differentials approved by Party A); and

(II)	for Crude Oil to be sold by Party B, the purchase price for each calendar year shall be strip pricing determined by Party A based on average NYMEX settlement pricing for Crude Oil (as adjusted for appropriate quality, transportation and location differentials reasonably approved by Party A).

(C)	reserves will be adjusted to reflect revisions to volume estimates of reserves since the effective date of the last Reserve Report;

(D)	projected operating expenses and capital expenditures will be adjusted to reflect (a) actual expense levels incurred since the effective date of the last Reserve Report and (b) projected increases or decreases in anticipated operating expenses and capital expenditure levels; and

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(E)	each Reserve Report will separately report on PDP Reserves, PDNP Reserves and PUD Reserves and will utilize any other assumptions that Party A may reasonably request from time to time.

(iii)	Preparation of Additional Reserve Reports. Party A or Party B, at the sole option of either of them so long as there are any Transactions outstanding under this Agreement, may cause additional Reserve Reports meeting the requirements of the preceding paragraph to be prepared by any of the Engineers to be delivered to the other party. Except for the Reserve Report each year required in this Part 6(n) which will be paid for by Party B, the costs and expenses of any additional reports will be borne by the party requesting the report. Notwithstanding the foregoing, if an Event of Default, Termination Event or Additional Termination Event has occurred and is continuing, then Party A may request an additional Reserve Report to be prepared at the sole expense of Party B.

(o)	Certificates
AMZG will deliver to Party A a certified copy of a Certificate of Good Standing issued by the Secretary of State of North Dakota with regard to AMZG no later than January 15, 2013.

(p)	Notices of Default and Other Significant Events

Party B will provide written notice to Party A promptly (but, in any event, within three (3) Local Business Days) after Party B becomes aware that a default has occurred or that any event has occurred or that any circumstance exists that could reasonably be expected have a Material Adverse Effect, including:

(i)	any dispute that arises between Party B and any Governmental Authority;

(ii)	the making of a demand or the commencement of any proceeding against Party B or related to the Properties with an amount in controversy in excess of $100,000;

(iii)	a proposal by any Governmental Authority to acquire any of the Collateral by condemnation or eminent domain;

(iv)	any change in (i) Party B’s company name (including the creation or change of any trade name); (ii) the location of Party B’s principal office; (iii) Party B’s company structure or the jurisdiction in which Party B is organized; (iv) Party B’s organizational identification number; or (v) Party B’s federal taxpayer identification number;

(v)	the revocation, suspension, forfeiture, expiration or material modification of any permit;

(vi)	any loss of or damage to any material portion of the Collateral;

(vii)	the failure or refusal to make any payment when due in respect of any Debt; and

(viii)	the occurrence of any event or circumstance that could, if it continues, constitute a default by any Person under any of the Basic Documents.

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(q)	Charter Documents. Party B shall deliver to Party A true and complete copies of all amendments to any of its charter documents; but this Part 6(q) does not constitute Party A’s Approval of any such amendment.

(r)	Compliance with Law. Party B will: Comply (and use commercially reasonable efforts to Cause the Operators to comply), in all material respects, with all Laws, including, without limitation, Laws regarding the collection, payment and deposit of employees’ income, unemployment and Social Security taxes.

i.	Make (and Cause the Operators to make), properly and timely, all royalty or overriding royalty payments and payments to all other interest owners in the Properties.

ii.	Comply (and Cause the Operators to comply), in all material respects, with all Laws affecting the ownership and operation of any of the Properties, including, all Environmental Laws.

iii.	Operate (and Cause the Operators to operate) all Properties (whether or not such Property constitutes a “facility” under CERCLA) so that no cleanup or other obligation is imposed under CERCLA or any other Law (including other Hazardous Substance Laws) intended to protect the environment or relating to the generation, transportation or disposal of hazardous waste which could allow any Person to assert a Lien to secure that obligation on the Collateral, but excluding Liens being protested in good faith by Party B through appropriate proceedings timely filed and against which Party B maintains adequate reserves in accordance with Australian Accounting Standards.

(s)	Solvency. Party B will conduct its business in a manner as is necessary to remain Solvent.

(t)	Use of Proceeds. Party B will use the prepayment proceeds advanced hereunder from Party A to Party B only for: (i) development of the Property to increase production or Hydrocarbons, (ii) acquisition of new oil and gas properties, which if they are additional interests in the Property, shall be included as part of the Property, and (iii) general corporate purposes that are usual and customary in the oil and gas exploration and production business.

(u)	Evidence of Title. Party B will:

(i)	Deliver to Party A, on or before the date of this Agreement for the Property set forth on Exhibit A-1 to the Mortgage, title opinions or other evidence of title (including, without limitation, “run sheets” and a title memo, in each case, certified by a landman Approved by Party A) acceptable to Party A covering no less than 90% of the PV10 value of the Proved Reserves of the Properties and showing Defensible Title to those Properties vested in Party B subject only to the Permitted Liens.

(ii)	Deliver to Party A, within 90 days after the completion of each new Well, a division order title opinion or other evidence of title acceptable to Party A covering such new Well and showing Defensible Title to Party B’s interest in those Properties on which such new Well is located vested in Party B subject only to Permitted Liens.

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(iii)	Deliver to Party A, within 20 days after Party A’s request, title opinions or updated run sheets or other documentation reasonably acceptable to Party A reflecting (i) Defensible Title in the Party B’s interest in Property that comprises no less than 90% of the PV10 value of the Proved Reserves of the Party B’s interest in the Properties, (ii) the recordation of Party A’s Lien related to the Mortgage over all Property for which Party B has not previously delivered a title opinion under 6(u)(i) above, and (iii) the absence of any Lien other than Permitted Liens.

(v)	Investments. Party B will not make any Investment except: (i) certificates of deposit or other obligations issued by a bank Approved by Party A; (ii) obligations of the United States government or any of its agencies; (iii) Investments consisting of the other Hedging Agreements to the extent consistent with Part 6(c); and (iv) Investments existing on the date hereof as reflected on Appendix XV.

(w)	Modifications to Documents. Party B will not waive or modify (or agree to waive or modify) the terms of any Operating Agreement, any Hedging Agreement or any Basic Document except (i) in the ordinary course of business and (ii) only to extent any such waiver or modification does not result in an adverse effect on Party A or any eights hereunder or any Credit Support Document.

(x)	Nature of Business. Party B will not allow any change to be made in the character of Party B’s business as an independent Hydrocarbon exploration and production company. Party B will not acquire or make any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any oil and gas assets not located within the geographical boundaries of the United States or Canada.

(y)	Fees, Costs and Expenses. Party B will promptly (and, in any event, within 10 days after the presentation of any invoice by Party A) pay (a) all Related Costs, (b) all transfer, stamp, mortgage, documentary or other similar taxes, assessments or charges levied by any taxing authority in connection with this Agreement and the Credit Support Documents or the transactions contemplated by them, (c) all reasonable costs and expenses incurred by or on behalf of Party A (including the reasonable fees, expenses and disbursements of its attorneys and consultants) in connection with (i) preparing this Agreement and the Credit Support Documents and any modifications to them, (ii) filing, recording and registering any Credit Support Documents, (iii) administering the transactions and Confirmation and monitoring Party B’s compliance with the terms of this Agreement and the Credit Support Documents, (v) enforcing Party A’s rights and remedies under the Credit Support Documents, and (vi) investigating, prosecuting or defending any claim or alleged claim arising under or in connection with the Credit Support Documents and the transactions contemplated by them.

(z)	Early Repayment. Party B may at any time prepay the payments advanced to Party B by Party A (the “Early Repayment”), provided that (i) such Early Repayment shall be for the full amount set forth in the Confirmations under this Agreement (including Party A’s expected internal rate of return or other returns set forth therein) and (ii) such Early Repayment shall also include the amount of the Balloon Payment set forth in the Confirmations.

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(aa)	Definitions. For the purposes of this Agreement the following definitions will apply:

“Approval” and “Consent” mean, with respect to any consent or approval sought by Party B and given by Party A, the written instruments executed by Party A that (a) authorize Party B to take the action (prior to taking such action) for which the consent or approval is sought and (b) set forth the conditions, if any, upon which the consent or approval is given by Party A. “Approve” and “Approved” have the correlative meaning.

“Basic Documents” means mineral grants and oil, gas and/or mineral leases (or other documents evidencing its ownership in the Property), operating agreements, Hydrocarbon purchase, sales, exchange, processing, gathering, treatment, compression and transportation agreements; farm out or farm in agreements; exploration agreements; participation agreements; carry agreements, unitization agreements; joint venture, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; area of mutual interest agreements; salt water disposal agreements, servicing contracts; easement and/or pooling agreements; surface leases, permits, licenses, rights-of-way, servitudes, or other interests appertaining to the Party B’s interest in the Property and all other executory contracts and agreements relating to Party B’s Interest in the Property.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Cause” means, when any Person is obligated to cause another Person to take or refrain from taking any action, (a) that the obligor in fact causes its Affiliates to take or refrain from taking the specified action, or (b) that the obligor uses all commercially reasonable efforts to cause any non-Affiliate to take or refrain from taking the specified action, as applicable.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

“Change of Control” means the occurrence of any event pursuant to which (a) AEEC ceases to own 100% of the outstanding Equity Interests in AMZG; or (b) AEEC ceases to be a publicly traded company.

“Collateral” means all of Party B’s right title and Interest in and to the Property and all other assets of Party B covered by the Credit Support Documents.

“Crude Oil” means all crude oil, condensate and other liquid hydrocarbon substances (excluding liquid hydrocarbon substances defined as Natural Gas).

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“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable and all accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of property or services; (d) all obligations under Capital Leases which are required to be recorded as a liability on the balance sheet of such Person in accordance with GAAP; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by a Lien on any property of such Person, whether or not such Debt is assumed by such Person to the extent of the lesser of the amount of such Debt and the fair market value of such property (only if such Debt is non-recourse to such Person and is secured by a Lien upon such property); (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than Natural Gas balancing arrangements in the ordinary course of business; (j) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (k) any Debt of a partnership or limited liability company for which such Person is liable either by agreement, by operation of law or by a governmental requirement but only to the extent of such liability; (l) Disqualified Capital Stock; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“Default Rate” shall be amended in the Agreement to delete the existing language and replace with “means a rate per annum equal to the lesser of (a) ten percent (10%) and (b) the highest interest rate permitted under New York law”.

“Defensible Title” means with respect to each Property, title that (a) entitles the Person to receive (free and clear of all royalties, overriding royalties and net profits interests or other burdens on or measured by production of Hydrocarbons without regard to whether such interest appears of record) not less than the Net Revenue Interest set forth on Appendix III (or in such other certificate or writing provided to Party A by Party B representing the interests in the Property, including, without limitation, any Credit Support Documents) in all Hydrocarbons produced, saved and marketed from the Property for the productive life of the Property, free and clear of any Lien other than Permitted Liens.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible into or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one (1) year after (a) the final scheduled payment date hereunder; and (b) the date on which Party A agrees in writing that this Agreement is terminated.

“Early Repayment” has the meaning given to such term in Part 6(aa).

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“Employee Plan” means an employee pension benefit plan covered by Title IV of ERISA.

“Engineers” means MHA Petroleum Consultants LLC, or any other an independent petroleum engineering firm selected by Party B and approved by Party A in writing from time to time.

“Environmental Laws” shall mean any and all Governmental Requirements and Environmental and Safety Regulations pertaining to health or the environment in effect in any and all jurisdictions in which Party B is conducting or at any time has conducted business, or where any Property of Party B is located, including without limitation, the OPA, CERCLA, RCRA, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Laws. The term “oil” shall have the meaning specified in OPA, the terms “hazardous substance” and “release” (or “threatened release”) have the meanings specified in CERCLA, and the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA; provided, however, that (a) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the Laws of the state in which any Property of Party B is located establish a meaning for “oil,” “hazardous substance,” “release,” “solid waste” or “disposal” which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply to those issues covered by the applicable state Laws.

“Environmental and Safety Regulations” means all applicable federal, state or local Laws, ordinances, codes, rules, orders and regulations with respect to any environmental, pollution, toxic or hazardous waste or health and safety Law, including, without limitation, those promulgated by the United States Environmental Protection Agency, the Federal Energy Regulatory Commission, the Department of Energy, the Occupational Safety and Health Administration, the Department of the Interior, or any other Governmental Authority, or any of their predecessor or successor agencies.

“Equipment” has the meaning assigned to that term in the UCC and includes all surface or subsurface machinery, goods, equipment, fixtures, inventory, facilities, supplies or other personal or moveable property of whatsoever kind or nature (excluding property rented by Party B or taken to the premises for temporary uses) now owned or hereafter acquired by Party B which are now or hereafter located on or under any of the lands attributable to the Property which are used for the production, gathering, treatment, processing, storage or transportation of Hydrocarbons and whether or not attributable to the Property (together with all accessions, additions and attachments to any thereof), including, without limitation, all Wells, casing, tubing, tubular goods, rods, pumping units and engines, Christmas trees, platforms, separators, compressors, gun barrels, flow lines, water injection lines, tanks, gas systems (for gathering, treating and compression), pipelines (including gathering lines, laterals and trunklines), chemicals, solutions, water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, telegraph, telephone and other communication systems, loading docks, loading racks, shipping facilities, platforms, well equipment, wellhead valves, meters, motors, pumps, tankage, regulators, furniture, fixtures, automotive equipment, forklifts, storage and handling equipment, together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, documentation and processes, warranties and records in connection therewith including, without limitation, any and, to the extent permitted, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

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“Equity Equivalents” means, with respect to any Person (other than an individual), any rights, warrants, options, convertible securities, exchangeable securities, indebtedness or other rights, in each case exercisable for or convertible or exchangeable into, directly or indirectly, Equity Interests of such Person or securities exercisable for or convertible or exchangeable into Equity Interests of such Person, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person (other than an individual), and any Equity Equivalents of such Person.

“G&A Expenses” means the actual general and administrative expenses of Party B, including capitalized general and administrative expenses, calculated in accordance with GAAP, (excluding all (i) costs associated with closing of Party B’s acquisition of the Properties; (ii) reasonable legal and professional expenses; and (ii) non-cash charges and performance-based compensation pursuant to a plan approved by Party A in writing).

“GAAP” means generally accepted accounting principles recognized as such by the Financial Accounting Standards Board (or generally recognized successor) consistently applied and maintained throughout the period indicated and consistent with applicable Laws, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing. If any change in any accounting principle or practice is required by the Financial Accounting Standards Board (or generally recognized successor) in order for such principle or practice to continue as a generally accepted principle or practice, all financial reports or statements required hereunder or in connection herewith may be prepared in connection with such change, but all calculations and determinations to be made hereunder may be made in accordance with such change only if Party B and Party A agree to do so. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state, local or tribal, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers, jurisdiction or functions of or pertaining to government over the Property, Party A, Party B or any of their respective Affiliates.

“Governmental Requirements” means, with respect to any Person, any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority applicable to such Person.

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“Hazardous Materials” means and include (i) all elements or compounds that are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency and the list of toxic pollutants designated by the United States Congress or the Environmental Protection Agency or under any Hazardous Substance Laws (as hereinafter defined), and (ii) any “hazardous waste,” “hazardous substance,” “toxic substance,” “regulated substance,” “pollutant” or “contaminant” as defined under any Hazardous Substance Laws.

“Hazardous Substance Laws” means CERCLA, RCRA, the Federal Water Pollution Control Act, as amended, 33 U.S.C. 1251 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Hazardous Liquid Pipeline Safety Act of 1979, as amended, 40 U.S.C. 2001 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. 136 et seq., the Federal Clean Air Act, 42 U.S.C. 7401 et seq., any so called federal, state or local “superfund” or “super lien” statute, and any other applicable federal, state or local law, rule, regulation or ordinance related to the remediation, clean up or reporting of environmental pollution or contamination or imposing liability (including strict liability) or standards of conduct concerning any Hazardous Materials.

“Hydrocarbons” means all Crude Oil and Natural Gas.

“Law” means any current or future law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement enacted, promulgated, adopted or imposed by any Governmental Authority.

“Lien” means any interest in property (real or personal) securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, financing statements, conditional sale or trust receipt or a lease, consignment or bailment for security purposes, or (b) production payments and the like payable out of oil and gas properties and the Property. The term “Lien” shall include easements, servitudes, restrictions, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, Party B shall be deemed to be the owner (to the extent of its interest therein) of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Material Adverse Effect” means any effect or matter:

(a)	which has a materially adverse effect on:

(i)	the business, assets, liabilities, prospects or condition (financial or otherwise) of Party B; or

(ii)	the ability of Party B to perform any payment obligations under this Agreement or any Credit Support Documents; or

(b)	which could reasonably be expected to result in any Credit Support Document not providing to Party A the Liens and/or security interests in the assets expressed to be secured under that Credit Support Document.

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“Natural Gas” means all natural gas, and any natural gas liquids and all products recovered in the processing of natural gas (other than condensate) including, without limitation, natural gasoline, casinghead gas, iso butane, normal butane, propane and ethane (including such methane allowable in commercial ethane) produced from or attributable to the Property.

“Net Revenue Interest” means, with respect to any Property, the decimal or percentage share of Hydrocarbons produced and saved from or allocable to such Property, after deduction of Royalty Interests and other burdens on or paid out of such production; provided that if Party B’s ownership is in the form of a mineral fee or interest, such decimal or percentage share shall be equal to such mineral fee or interest.

“OPA” means the Oil Pollution Act of 1990, as amended.

“Operating Cash Flow” means, on a cash accounting basis, Party B’s gross cash receipts from sales of Production Volumes and all other cash receipts from whatever source (including, without limitation, if applicable, cash payments received under this Agreement).

“Operator” means each Person identified in Appendix XVI to this Agreement or any other operator Approved by Party A.

“Permitted Liens” means (i) minor irregularities in title which do not (a) materially interfere with the occupation, use and enjoyment by Party B of any of the Properties in the normal course of business as presently conducted, or (b) materially impair the value of such Properties; and (ii) Liens arising in the ordinary course of business or incidental to the ownership of the Properties (including, liens of landlords, vendors, carriers, warehousemen, taxing authorities, mechanics, laborers and material men arising by applicable Law, and of Operators arising by contract) for sums not yet due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserves as may be required by GAAP, consistently applied, have been made; provided that any such Liens do not materially interfere with the occupation, use and enjoyment by Party B of any of the Property or the proceeds and Hydrocarbons to be attributable thereto; provided further there is no intent to subordinate Party A’s Liens under the Credit Support Documents.

“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or other similar organization, governmental authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

“Personal Property” means all personal property of every kind, whether now owned or later acquired, including all goods (including Equipment), documents, accounts, chattel paper (whether tangible or electronic), money, deposit accounts, letters of credit and letter-of-credit rights (without regard to whether the letter of credit is evidenced by a writing), documents, securities and all other investment property, supporting obligations, any other contract rights (including all rights under Basic Documents) or rights to the payment of money, insurance claims and proceeds, all general intangibles (including all payment intangibles and rights to seismic and other geophysical data) and all permits, licenses, books and records related to the Property or the business of Party B as it relates to the Property in any way whatsoever.

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“Production Volumes” means, with respect to the Property, the product of Party B’s Net Revenue Interest multiplied by gross Hydrocarbons produced and saved from the Property.

“Property” shall mean the oil and gas properties described in Appendix III to this Agreement and the interest thereunder and production of Hydrocarbons attributable or allocable to the Property.

“Proved Reserves” has the meaning given that term in the definitions promulgated by the Society of Petroleum Evaluation Engineers and the World Petroleum Congress as in effect at the time in question; “Proved Developed Producing Reserves” or “PDP Reserves” means Proved Reserves which are categorized as both “Developed” and “Producing” in such definitions; “Proved Developed Non Producing Reserves” or “PDNP Reserves” means Proved Reserves which are categorized as both “Developed” and “Non Producing” in such definitions; and “Proved Undeveloped Reserves” or “PUD Reserves” means Proved Reserves which are categorized as “Undeveloped” in such definitions.

“Purchaser” means all Persons, including each Person identified in Appendix XIII to this Agreement or otherwise Approved pursuant to Part 6(d), who purchase Hydrocarbons from Party B which is attributable or allocable to the Property.

“RCRA” means the Resource Conservation and Recovery Act of 1976, as amended.

“Related Costs” means the reasonable and documented fees and out-of-pocket expenses of counsel for Party A and consultants for Party A and such other reasonable and documented out-of-pocket, third-party expenses incurred by Party A in connection with the due diligence, negotiation and preparation of documents relating to this Agreement and the Credit Support Documents and execution, delivery and filing and/or recording of the Credit Support Documents together with any amendments, supplements or modifications thereto or administration or enforcement thereof.

“Reserve Report” has the meaning assigned to that term in Part 6(n) of this Agreement.

“Solvent” means, as to any Person on any date, (a) the fair saleable value of that Person’s assets exceed the total amount of its liabilities (including income tax liabilities) as they become absolute and matured; and (b) that Person is able to meet its debts as they mature.

“Subsidiary” means, as to any Person, an entity of which fifty percent (50%) or greater of the issued and outstanding securities having ordinary voting power for the election of directors, members or general partners is owned, directly or indirectly, by such Person and/or one or more of its subsidiaries.

“Synthetic Leases” means, in respect of any Person, all leases which have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, eighty percent (80%) of the residual value of the property subject to such operating lease upon expiration or early termination of such lease.

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“Well” means any existing or future oil or gas well, salt water disposal well, injection well, water supply well or any other well located on or related to the Property, and any facility or equipment in addition to or replacement of any well.

“Working Interest” means the property interest which entitles the owner thereof to explore and develop certain land for oil and gas production purposes, whether under an oil and gas lease or unit, a compulsory pooling order or otherwise.

[SIGNATURE PAGE AND APPENDICES FOLLOW]

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IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this Agreement.

Macquarie Bank Limited		American Eagle Energy Corporation

By:		By:
	Name:	Name:
	Title:	Title:

AMZG, Inc.

By:		By:
	Name:	Name:
	Title:	Title:

Signature Page

to

Schedule to the 2002 ISDA Master Agreement

Appendix I

Operating Permits, Licenses and Authorizations

None

Appendix II

Basic Documents

(Including Farmout Agreements, Subject Contracts, and Operating Agreements)

1.	Carry Agreement dated April 16, 2012, but effective as of January 1, 2012, by and between American Eagle Energy Corporation and NextEra Energy Gas Producing, LLC (as amended).

2.	Confidentiality Agreement dated November 20, 2012 by and between SM Energy and American Eagle Energy Corporation.

3.	Operating Agreement dated October 26, 2006 by and among Rover Resources, Inc. as operator, Eternal Energy Corp., as non-operator.

4.	Operating Agreement dated November 1, 2010 by and among SM Energy Company, as operator, Crescent Point Energy U.S. Corp. and Eternal Energy Corp., as non-operators.

5.	Operating Agreement dated May 1, 2011 by and among Eternal Energy Corporation, as operator, NextEra Energy Gas Producing, LLC and American Eagle Energy, Inc., as non-operators.

6.	Operating Agreement dated January 1, 2011 by and among Continental Resources, Inc., as operator, Crescent Point Energy U.S. Corporation, Black Stone Minerals Company, Eternal Energy Corporation, Geronimo Holdings Company, Kasmer & Aafedt Oil, Inc. and Lario Oil & Gas Company, as non-operators.

7.	Operating Agreement dated March 1, 2011 by and among SM Energy Company, as operator, Crescent Point Energy U.S. Corp, Eternal Energy Corp., Richard Gallegos, Samson Resources Company, Baytex Energy USA Ltd., Murex Petroleum Corporation, Rich Slagle Minerals Trust, Williston Hunter, Inc., Kent M. Lynch, The Dublin Company and Empire Oil Company, as non-operators.

8.	Operating Agreement dated January 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, SM Energy Company, American Standard Energy Corporation, Harms-Wold Family Group, LLP, Murex Petroleum Corporation, Geronimo Holding Corporation, MBI Oil & Gas, LLC, Cody Oil & Gas Corporation, ASEN 2 Corp., Stewart Geological, Inc., Roy G. & Opal Barton Revocable Trust, and Kasmer & Aafedt Oil, Inc., as non-operators.

9.	Operating Agreement dated March 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, SM Energy Company, Crescent Point Energy US Operations, Black Stone Minerals Company, LP, Missouri River Royalty Corporation, BRP, LLC, MBI Oil & Gas, LLC, Murex Petroleum Corporation, ASEN 2 Corp., Stewart Geological, Inc., Cody Oil & Gas Corporation, Harms-Wold Family Group, LLP, and Geronimo Holding Corporation, as non-operators.

10.	Operating Agreement dated April 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, SM Energy Company, Black Stone Minerals Company, LP, Samson Resources Company, Empire Oil Company, Crescent Point Energy US Corp., Cody Oil & Gas Corporation, Inland Oil & Gas Corporation, Luella M. Boss, Sanish Properties, LLC, Benjamin Fliginger, Blair Fliginger, Trust for the Hill Foundation Trust, Virginia W. Hill Foundation Minerals Trust, and Jon Wiltfong, as non-operators.

11.	Operating Agreement dated May 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, Nodana Petroleum Corporation, Williston Projects, Inc., Crescent Point Energy U.S. Corp., Onnhi, Inc., Roy G. Barton, Sr. and Opal Barton Revocable Trust, Rosemary A. Scherer, Linda Petroleum, Heringer/Herco Minerals, LLC, and Murex Petroleum Corporation, as non-operators.

12.	Operating Agreement dated August 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, Samson Resources Company, Crescent Point Energy U.S. Corp, SM Energy, Michelene G. Toomey, Ursula G. Lusk, WLCUM Oil & Gas, Ltd., Enchanted Royalty Partners, Sam G. Harrison, Jr., Stockdale Royalty Partners, Heather C. Harrison, Margo S. Harrison, Marshall C. Harrison, Parker L. Harrison, and Steven Lane Harrison, Jr., as non-operators.

13.	Operating Agreement dated June 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, Crescent Point Energy U.S. Corp., Samson Resources Company, J. Hiram Moore Ltd., Brennand Energy, Ltd., MHM Resources LP, AP Assets, LLC, Onnhi, Inc., Hancock Enterprises, Frank C. and LaRaine E. Greider, Barbara Bargsten, Shari R. Weber Trust, The Roy G. Barton Sr., and Opal Barton Rev. Trust, Edwin M. Avery, John A. Redeker, William H. Watson, and Bobby L. Jarrett, as non-operators.

14.	Operating Agreement dated January 1, 2011 by and among SM Energy Company, as operator, Samson Resources Company, Baytex Energy USA LTD, Williston Hunter, Inc., J. Hiram Moore, LTD, Madelon L. Bradshaw, MHM Resources, LP, Pfanenstiel Company, LLC, Chevron USA, Inc., Come Big or Stay Home, LLC, PANAN Energy, Inc., Prince Petroleum Company, Inc., VML Resources, Inc., Eternal Energy Corp.

15.	Operating Agreement dated November 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, Crescent Point Energy U.S. Corp., Empire Oil Company, Kasmer & Aafedt Oil, Inc., Thomas T. Ritter, Timothy J. Ritter, Steven C. Ritter, Pamela J. Hegge, Sanish Properties, LLC, Tracy B. Witherspoon, Dale Williston Minerals 2010, LP, John J. Kasmer, as non-operators.

16.	Operating Agreement dated November 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, Crescent Point Energy U.S. Corp., Baytex Energy USA, LTD, J. Hiram Moore, LTD, WLCUM Oil & Gas, LTD, Ursula G. Lusk, Michelene Toomey, MHM Resources, AP Assets, LLC, Enchanted Royalty Partners, Stockade Royalty Partners, Sam G. Harrison, Jr., Parker L. Harrison, Margo S. Harrison, Heather C. Harrison, Marshall C. Harrison, Steven Lane Harrison, Jr., Roy G. Barton Sr. and Opal Barton Revocable Trust, as non-operators.

17.	Operating Agreement dated December 1, 2012 by and among American Eagle Energy Corporation, as operator, NextEra Energy Gas Producing, LLC, SM Energy Company, Geronimo Holding Corporation, ASEN 2, Corp., Empire Oil Company, as non-operators.

18.	First Amendment to Carry Agreement dated July 15, 2012 by and between American Eagle Energy Corporation and NextEra Energy Gas Producing, LLC.

19.	Midstream Proposal for Spyglass AMI production dated October 29, 2012, by and between USG Midstream Bakken 1, LLC and American Eagle Energy Corporation

20.	Gas Gathering, Processing and Purchase Agreement, pending execution, by and between USG Midstream Bakken 1, LLC and American Eagle Energy Corporation

21.	Gas Purchase Agreement, dated May 1, 2012, by and between Oneok Rockies Midstream, L.L.C. and SM Energy Company

22.	Lease Crude Oil Purchase Agreement, dated August 10, 2012, by and between Power Energy Partners, LP and American Eagle Energy Corporation

23.	Lease Crude Oil Purchase Agreement, dated November 23, 2012, by and between Power Energy Partners, LP and American Eagle Energy Corporation (Not yet executed)

24.	Crude Oil Purchase Agreement, dated November 28, 2012, by and between Power Freepoint Commodities, LLC and American Eagle Energy Corporation

25.	See Appendix III for a listing of oil and gas leases.

Appendix III

Property Description and Net Revenue Interests

Operated			BPO		APO
Well Name	Location	Status	WI	NRI	WI	NRI
Christianson 15-12-163-101	T163N, R101W - Sections 1 & 12	120% over AFE	17.81%	14.12%	35.62%	28.24%
Cody 15-11-163-101	T163N, R101W - Sections 2 & 11	120% over AFE	18.45%	14.26%	35.74%	27.79%
Coplan 1-3-163-101	T163N, R101W - Sections 3 & 10	NEE Carry	0.00%	5.39%	13.57%	10.78%
Anton 3-4-163-101	T163N, R101W - Sections 4 & 9	NEE Carry	0.00%	18.35%	45.74%	36.70%
Elizabeth 3-4N-163-101	T164N, R101W - Sections 28 & 33	120% over AFE + Non-Consent	22.68%	17.88%	41.84%	33.29%
Silas 3-2N-163-101	T164N, R101W - Sections 26 & 35	NEE Carry + Non-Consent	6.65%	20.01%	35.92%	28.86%
Megan 14-12-163-101	T163N, R101W - Sections 1 & 12	NEE Carry + Non-Consent	0.07%	14.17%	35.62%	28.24%
Haagenson 3-2S-163-101	T163N, R101W - Sections 2 & 11	No Carry	35.81%	27.85%	35.74%	27.79%
Christianson Brothers 15-33N-164-101	T164N, R101W - Sections 28 & 33	NEE Carry + Non-Consent	1.77%	17.88%	41.84%	33.29%
Muzzy 15-33S-164-101	T163N, R101W - Sections 4 & 9	NEE Carry	0.00%	18.35%	45.74%	36.70%
Violet 3-3-163-101	T163N, R101W - Sections 3 & 10	Not subject to Carry	19.79%	15.94%	19.79%	15.94%
Terri Lynn 3-3-163-101	T164N, R101W - Sections 27 & 34	Not subject to Carry	33.83%	27.53%	26.38%	21.32%
Stanley 8-1E-163-102	T163N, R101W - Sections 5 & 6	NEE Carry	0.00%	14.39%	36.25%	28.78%
Mona Johnson 1-3N	T164N, R101W - Sections 27 & 34	Not subject to Carry	33.83%	27.53%	26.38%	21.32%

Non-Operated - PDP			WI	NRI
Adams 2-18H	T163N-R100W - Sections 6 & 7		18.52%	14.81%
Adams 4-18H	T163N-R100W - Sections 6 & 7		18.52%	14.81%
August 4-26H	T163N-R101W - Sections 14 & 23		6.53%	5.19%
Bagley 4-30H	T163N-R100W - Sections 18 & 19		3.87%	3.05%
Baja 1522-04TFH	T163N-R99W - Sections 15 & 22		0.63%	0.50%
Blazer 2-11-163-98H	T163N-R98W - Sections 2 & 11		0.94%	0.75%

Non-Operated - PDP		WI	NRI
Border Farms 3130-1H	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Border Farms 3130-2TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Border Farms 3130-3	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Border Farms 3130-5	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Border Farms 3130-6TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Camino 5-8-163-98H	T163N-R98W - Sections 5 & 8	1.25%	1.00%
Denali 31-21	T163N-R98W - Sections 13 & 24	0.03%	0.02%
Gerhardson 1-10H	T160N-R97W - Sections 3 & 10	2.37%	1.90%
Gulbranson 1-1H	T163N-R100W - Sections 1 & 12	11.37%	9.02%
Gulbranson 2-1H	T163N-R100W - Sections 1 & 12	11.37%	9.02%
Jurasin 32-29-163N-100W	T163N-R100W - Sections 29 & 32	0.61%	0.48%
Lancaster 2-11H	T162N-R102W - Sections 2 & 11	6.21%	4.97%
Legaard 4-25H	T163N-R101W - Sections 13 & 24	4.09%	3.27%
Montclair 0112-2TFH	T163N-R99W - Sections 1 & 12, T164N-R99W - Sections 25 & 36	1.09%	0.87%
Karen Bailard 3625-1TFH	T163N-R99W - Sections 1 & 12, T164N-R99W - Sections 25 & 36	1.09%	0.87%
Montclair 1-12-163-99H	T163N-R99W - Sections 1 & 12	1.57%	1.26%
Mustang 7-6-163-98H	T163N-R98W - Sections 6 & 7	0.31%	0.25%
Nielsen 1-12H	T160N-R97W - Sections 1 & 12	0.44%	0.35%

Non-Operated - PDP		WI	NRI
Nomad 0607-1H (PUD)	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-2TFH (PUD)	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-3TFH (PUD)	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-5H	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-6TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 6-7 163-99H	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	14.41%	11.53%
Olson 15-22-162-100H 1CN	T162N-R100W - Sections 15 & 22	0.78%	0.63%
Prochnick 15-35HSA	T163N-100W - Sections 2 & 11	0.35%	0.28%
Prochnick 15-35HSB	T163N-100W - Sections 2 & 11	0.35%	0.28%
Reide 4-14H	T163N-R100W - Sections 2 & 11	0.34%	0.27%
Ridgeway 25-36-163N-101W	T163N, R101W - Sections 25 & 36	1.88%	1.50%
Thomte 0508-03TFH (PUD)	T163N-R99W - Sections 5 & 8, T164N-R99W - Sections 29 & 32	1.97%	1.58%
Thomte 8-5-163-99H	T163N-R99W - Sections 5 & 8	3.18%	2.50%
Titan 36-25-164-99H	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	0.18%	0.15%
Torgeson 1-15H	T163N-R100W - Sections 3 & 10	4.38%	3.48%
Torgeson 4-15 (PUD)	T163N-R100W - Sections 3 & 10	4.38%	3.48%
Wolter 1-28H	T163N-R100W - Sections 16 & 21	1.30%	1.04%

Non-Operated - PDP		WI	NRI
Wolter 13-9H	T163N-R100W - Sections 4 & 9	5.90%	4.64%
Wolter 15-8H	T163N-R100W - Sections 5 & 8	1.54%	1.21%
Yukon 12-1	T163N-R98W - Sections 1 & 12	1.25%	1.00%

[See following pages for lease schedule]

Appendix IV

Debt Instruments

1.	Carry Agreement dated April 16, 2012, but effective as of January 1, 2012, by and between American Eagle Energy Corporation and NextEra Energy Gas Producing, LLC (as amended).

Appendix V

Hedging Agreements

None

Appendix VI

Marketing of Production

1.	Lease Crude Oil Purchase Agreement, dated November 23, 2012, by and between Power Energy Partners, LP and American Eagle Energy Corporation, not cancellable within 60 days. (not yet executed)

Appendix VII

Subsidiaries

1.	AMZG, Inc. (wholly-owned by American Eagle Energy Corporation)

2.	EERG Energy ULC (wholly-owned by American Eagle Energy Corporation)

3.	AEE Canada Inc. (wholly-owned by AMZG, Inc.)

The consolidate corporate structure is as follows:

Appendix VIII

Litigation and Governmental Proceedings

•	The Company received a series of comment letters from the Securities Exchange Commission regarding certain disclosures related to the Form 10-K that was filed on April 14, 2012. The Company has formally responded to all comment letters and is awaiting further comment or final resolution of the matter.

•	The Company’s management is unaware of any threatened or pending claims, litigation, proceedings, arbitration, investigations or other inquiries.

Appendix IX

Contingent Liabilities

1.	North Dakota Surety Bonds - $100,000

2.	Bureau of Indian Affairs (Montana) Surety Bond - $1,500

Appendix X

Employee Plans

•	Non-Qualified Stock Option Plan

Appendix XI

Deposit Accounts

American Eagle Energy Corporation:

•	Key Bank Payables Account - 765070012958
•	Key Bank Revenue Account - 765071003428
•	Key Bank Money Market Account - 765070014095
•	Wells Fargo Advisors Investment Account – 1592-9837

AMZG, Inc.:

•	Key Bank Checking Account – 765071002552

EERG Energy ULC:

•	Key Bank Checking Account - 765071001042
•	Royal Bank of Canada Checking Account – 09591 103-921-3

Appendix XII

Insurance

•	Directors, Officers and Organization Liability – Travelers Insurance

•	Commercial General Liability & Umbrella – Chubb Insurance Company

•	Operator’s Extra (Well Control) – Lloyd’s of London

•	Workers’ Compensation – Pinnacol Assurance

•	Group Medical – UnitedHealthcare

•	Group Dental – Delta Dental

•	Group Vision – Vision Service Provider (VSP)

Appendix XIII

Purchaser

1.	Freepoint Commodities, LLC

Crude Oil Purchase Agreement

-November 28, 2012

-terminates December 31, 2012

-Contact:	Jeremy Weil

Crude Oil Trader, Vice President

58 Commerce Road

Stamford, CT 06902

Telephone: 203-542-6262

2.	Power Energy Partners, LP

-August 10, 2012

-Covers the Christianson, Cody and Coplan wells

-Contact:	William Jegen

CEO

778 Frontage Road Suite 122

Northfield, IL 60093

Telephone: 847-730-3844

3.	Power Energy Partners, LP

-November 23, 2012 (not yet executed)

-effective February 1, 2013

-Contact:	William Jegen

CEO

778 Frontage Road Suite 122

Northfield, IL 60093

Telephone: 847-730-3844

4.	USG Midstream Bakken 1, LLC

-Pending execution

-Contact:	Attn: Contract Administration

601 Travis, Suite 1900

Houston, Texas 77002

Telephone: 713-374-1582

5.	Oneok Rockies Midstream, L.L.C.

-May 1, 2012

-only covers lands acquired from SM Energy

-Contact:	Contract Administration 17-5

P.O. Box 871

Tulsa, OK 74102-0871

Telephone: 918-732-1354

Fax: 918-588-7533

Appendix XIV

Capital Leases

None

Appendix XV

Investments

•	25,107 shares of Crescent Point Energy Corp. common stock

•	2,000,000 shares of Passport Energy Ltd. common stock

Appendix XVI

Operators

1.	SM Energy Company

550 North 31st Street, Suite 500

Billings, MT 59101

2.	Samson Resources Company

370 17th Street, Suite 3000

Denver, CO 80222

3.	Crescent Point Energy U.S. Corp.

555 17th Street, Suite 750

Denver, CO 80202

4.	Continental Resources, Inc.

302 N. Independence Ave.

Enid, OK 73702

5.	Baytex Energy USA Ltd.

600 Seventeenth Street, Suite 1600S

Denver, CO 80202

Appendix XVII

NextEra Acquisition

Well Name	Location	Working Interest	Net Revenue Interest
Nomad 6-7 163-99H	T163N-R99W - Sections 6 & 7	14.41%	11.53%
Border Farms 3130-1H	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Border Farms 3130-2TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Border Farms 3130-6TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-1TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-05H	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Nomad 0607-6TFH	T163N-R99W - Sections 6 & 7, T164N-R99W - Sections 30 & 31	8.77%	7.01%
Thomte 8-5-163-99H	T163N-R99W - Sections 5 & 8	3.18%	2.50%
Thomte 0508-2TFH	T163N-R99W - Sections 5 & 8, T164N-R99W - Sections 29 & 32	1.97%	1.58%
Thomte 0508-03TFH	T163N-R99W - Sections 5 & 8, T164N-R99W - Sections 29 & 32	1.97%	1.58%
Bakke 3229-2TFH	T163N-R99W - Sections 5 & 8, T164N-R99W - Sections 29 & 32	1.97%	1.58%
Bakke 3229-3TFH	T163N-R99W - Sections 5 & 8, T164N-R99W - Sections 29 & 32	1.97%	1.58%

Lease	Lessor	Lessee	Lease Date	Recording Data	Legal Description
LSE-00594	KATHY K. SCOTT SPOON, JOHN THUMMA, AND CHARLENE JUDGE, CO-TRUSTEES OF THE HENRY RUSSELL FAMILY MINERAL TRUST, U/T/D MARCH 10, 2010	DIAMOND RESOURCES CO.	1/6/2011	Document #: 255585 Book:305M Page: 142	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00634	DOROTHY M. TORGESON, A WIDOW	DIAMOND RESOURCES CO.	1/6/2011	Document # 254924 Book: 302M Page: 578	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 6: LOTS 6 (37.32), 7 (37.48), E2SW4
LSE-00635	RANDAL TORGESON AND ELIZABETH ELSBERND, TRUSTEES OF THE HOWARD TORGESON FAMILY TRUST	DIAMOND RESOURCES CO.	1/6/2011	Document # 254930 Book: 302M Page: 592	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 6: LOTS 6 (37.32), 7 (37.48), E2SW4
LSE-00838	ROSE HANSEN, TRUSTEE OF THE ROBERT H. HANSEN TRUST DATED 10-18-1989	DIAMOND RESOURCES CO.	6/14/2011	Document # 25883 Book: 316M Page: 158	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00841	JILL LUKE, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/27/2011	Document # 259060 Book: 316M Page: 579	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00842	KERIN KNIGHT, A SINGLE WOMAN	DIAMOND RESOURCES CO.	6/8/2011	Document # 258741 Book: 315M Page: 568	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00843	BEN LEROY CLARK, A MARRIED MAN	DIAMOND RESOURCES CO.	6/15/2011	Document # 258886 Book: 316M Page: 164	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4

LSE-00844	STEVEN HORSWELL, A MARRIED MAN	DIAMOND RESOURCES CO.	6/10/2011	Document # 258887 Book: 316M Page: 166	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00845	LINDA SUE O'DONNELL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/15/2011	Document # 258889 Book: 316M Page: 170	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00846	SHARON K. PISESKI, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/10/2011	Document # 258888 Book: 316M Page: 168	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00849	SHARON DEATON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/15/2011	Document # 258891 Book: 316M Page: 174	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00850	KATHRYN M. GAMBLE, A WIDOW	DIAMOND RESOURCES CO.	5/31/2011	Document # 259055 Book: 316M Page: 569	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00851	ANTON C. HARRIS, JR., A MARRIED MAN	DIAMOND RESOURCES CO.	6/1/2011	Document # 258571 Book: 315M Page: 127	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00852	AMANDA HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 259057 Book: 316M Page: 573	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4

LSE-00853	JENNIFER HEGSTROM PRIVIA, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 259059 Book: 316M Page: 577	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00854	ERICA HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258890 Book: 316M Page: 172	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00856	JASON L. PALMER, A MARRIED MAN	DIAMOND RESOURCES CO.	7/1/2011	Document # 259173 Book: 317M Page: 45	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00857	CHAD D. PALMER, A SINGLE MAN	DIAMOND RESOURCES CO.	7/1/2011	Document # 259058 Book: 316M Page: 575	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00858	RONDA S. PETERS A SINGLE WOMAN	DIAMOND RESOURCES CO.	6/29/2011	Document # 259174 Book: 317M Page: 47	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00859	EDWARD JAMES HEGSTROM, A SINGLE MAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258575 Book: 315M Page: 135	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00860	JOHN RUSSELL HEGSTROM, A MARRIED MAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258740 Book: 315M Page: 566	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00861	MICHAEL WAYNE HEGSTROM, A MARRIED MAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258574 Book: 315M Page: 133	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4

LSE-00862	ANN LOUISE HEGSTROM, A SINGLE WOMAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258743 Book: 315M Page: 572	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00863	MARTIN G. MORANVILLE, A MARRIED MAN	DIAMOND RESOURCES CO.	6/8/2011	Document # 258885 Book: 316M Page: 162	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00864	LYNN ANDERSON, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/15/2011	Document # 259054 Book: 316M Page: 567	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00865	JULIE ELLEN HEGSTROM BEYERINK, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258882 Book: 316M Page: 156	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00866	RUSSELL W. STARRY, TRUSTEE OF THE RUSSELL AND LEAH STARRY LIVING TRUST 1992	DIAMOND RESOURCES CO.	7/1/2011	Document # 259053 Book: 316M Page: 563	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00867	KRAIG BROWER, A MARRIED MAN	DIAMOND RESOURCES CO.	6/8/2011	Document # 258572 Book: 315M Page: 129	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4

LSE-00868	RICHARD D. CHAPMAN, A MARRIED MAN	DIAMOND RESOURCES CO.	6/10/2011	Document # 25884 Book: 316M Page: 160	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00885	MARILYN LEISSLER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/10/2011	Document # 258742 Book: 315M Page: 570	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00890	MARILYN J HAMMAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/10/2011	Document # 259172 Book: 317M Page: 43	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00891	KEITH RIDNOUR, A MARRIED MAN	DIAMOND RESOURCES CO.	6/3/2011	Document # 259769 Book: 319M Page: 34	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00896	GLORIA SELVOG, A/K/A GLORIA J. SELVOG, A MARRIED WOMAN	DIAMOND RESOURCES CO.	7/18/2011	Document # 259349 Book: 317M Page: 430	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00899	TRICIA L. PARKER SCANTLIN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	6/9/2011	Document # 258573 Book: 315M Page: 131	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00911	CLELL MCGUIGAN, A WIDOWER	DIAMOND RESOURCES CO.	7/18/2011	Document # 259575 Book: 318M Page: 250	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4
LSE-00918	GARY L. MORANVILLE, A MARRIED MAN	DIAMOND RESOURCES CO.	6/13/2011	Document # 259576 Book: 318M Page: 252	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS: Township 163 North, Range 99 West Section 7: LOTS 1 (37.61), 2 (37.71), E2NW4, NE4

LSE-00405	KEITH BRAATEN, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253132 Book: 297M Page: 83	Township 163 North, Range 99 West Section 8: SW4
LSE-00406	KIM BRAATEN, A SINGLE MAN	DIAMOND RESOURCES CO.	10/8/2010	Document: 253319 Book: 297M Page: 506	Township 163 North, Range 99 West Section 8: SW4
LSE-00439	DONOVAN DISETH, A MARRIED MAN	DIAMOND RESOURCES, CO.	10/4/2010	Document: 253134 Book: 297M Page: 87	Township 163 North, Range 99 West Section 8: SW4
LSE-00440	DOYLE DISETH, A SINGLE MAN	DIAMOND RESOURCES, CO.	10/4/2010	Document: 253137 Book: 297M Page: 93	Township 163 North, Range 99 West Section 8: SW4
LSE-00441	SCOTT DISETH, A MARRIED MAN	DIAMOND RESOURCES, CO.	10/4/2010	Document: 253138 Book: 297M Page: 95	Township 163 North, Range 99 West Section 8: SW4
LSE-00442	SHANE DISETH, A MARRIED MAN	DIAMOND RESOURCES, CO.	10/4/2010	Document: 254073 Book: 299M Page: 653	Township 163 North, Range 99 West Section 8: SW4
LSE-00463	DALE GJERTSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253133 Book: 297M Page: 85	Township 163 North, Range 99 West Section 8: SW4
LSE-00464	DENNIS GJERTSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253126 Book: 297M Page: 71	Township 163 North, Range 99 West Section 8: SW4

LSE-00465	HOWARD GJERTSEN, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253124 Book: 297M Page: 66	Township 163 North, Range 99 West Section 8: SW4
LSE-00466	LORRETTA GJESDAL, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253139 Book: 297M Page: 97	Township 163 North, Range 99 West Section 8: SW4
LSE-00535	JANE MELLAND, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253135 Book: 297M Page: 89	Township 163 North, Range 99 West Section 8: SW4
LSE-00552	BRAD NESS, A MARRIED MAN	DIAMOND RESOURCES CO.	10/4/2010	Document: 253141 Book: 297M Page: 101	Township 163 North, Range 99 West Section 8: SW4
LSE-00553	BRENT NESS, A MARRIED MAN	DIAMOND RESOURCES CO.	10/4/2010	Document: 253130 Book: 297M Page: 79	Township 163 North, Range 99 West Section 8: SW4
LSE-00554	JACQUELINE NESS, A SINGLE WOMAN	DIAMOND RESOURCES CO.	10/4/2010	Document: 253137 Book: 297M Page: 502	Township 163 North, Range 99 West Section 8: SW4
LSE-00555	KENT NESS, A MARRIED MAN	DIAMOND RESOURCES CO.	10/4/2010	Document: 253131 Book: 297M Page: 81	Township 163 North, Range 99 West Section 8: SW4
LSE-00598	CORRINE SANDERSON, A WIDOW	DIAMOND RESOURCES CO.	10/1/2010	Document: 253324 Book: 297M Page: 516	Township 163 North, Range 99 West Section 8: SW4

LSE-00599	JOHN SANDERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253136 Book: 297M Page: 91	Township 163 North, Range 99 West Section 8: SW4
LSE-00600	LLOYD SANDERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253316 Book: 297M Page: 500	Township 163 North, Range 99 West Section 8: SW4
LSE-00601	RONALD SANDERSON, A MARRIED MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253125 Book: 297M Page: 69	Township 163 North, Range 99 West Section 8: SW4
LSE-00606	JILL SCHLECHT FKA JILL NESS, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/4/2010	Document: 253318 Book: 297M Page: 504	Township 163 North, Range 99 West Section 8: SW4
LSE-00608	BEVERLY SILVA, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253128 Book: 297M Page: 75	Township 163 North, Range 99 West Section 8: SW4
LSE-00609	ARCHIE SMITH, A WIDOWER	DIAMOND RESOURCES CO.	10/1/2010	Document: 253129 Book: 297M Page: 77	Township 163 North, Range 99 West Section 8: SW4
LSE-00616	GREG STRAND, A SINGLE MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253142 Book: 297M Page: 103	Township 163 North, Range 99 West Section 8: SW4
LSE-00636	KIETH A TORGESON & KATHY L RADENIC	DIAMOND RESOURCES CO.	10/1/2010	Document: 254284 Book: 300M Page: 423	Township 163 North, Range 99 West Section 5: SW4

LSE-00639	KENNETH VALLIER, A SINGLE MAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253322 Book: 297M Page: 512	Township 163 North, Range 99 West Section 8: SW4
LSE-00640	DAWN VALLIER-BEAN, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 253127 Book: 297M Page: 73	Township 163 North, Range 99 West Section 8: SW4
LSE-00659	LAUREL WINTER, A MARRIED WOMAN	DIAMOND RESOURCES CO.	10/1/2010	Document: 2531470 Book: 297M Page: 99	Township 163 North, Range 99 West Section 8: SW4

Appendix XVIII

SM Energy Acquisition Well Schedule

Well No.	Lease Name	Description	County/State	GWI	NWI

32553	Christianson 15-12-163-101	Sections 1 & 12 - T163N-R101W	Divide, North Dakota	19.598907%	16.316138%
33138	Cody 15-11-163-101	Sections 2 & 11 - T163N-R101W	Divide, North Dakota	17.795680%	14.829740%
33447	Coplan 1-3-163-101	Sections 3 & 10 - T163N-R101W	Divide, North Dakota	34.131811%	28.221292%
33798	Megan 14-12-163-101	Sections 1 & 12 - T163N-R101W	Divide, North Dakota	19.598907%	16.316138%
34067	Haagenson 3-2-163-101	Sections 2 & 11 - T163N-R101W	Divide, North Dakota	17.795680%	14.829740%
34269	Violet 3-3-163-101	Sections 3 & 10 - T163N-R101W	Divide, North Dakota	34.131811%	28.221292%
34022	Silas 3-2N-163-101	Sections 26 & 35-T164-R101W	Divide, North Dakota	0.000000%	0.000000%	BPO
34022	Silas 3-2N-163-101	Sections 26 & 35-T164-R101W	Divide, North Dakota	4.969961%	4.141634%	APO

Appendix XVIII

SM Energy Acquisition Lease Schedule

LEASE				BOOK
#				PAGE
TRACT #	LESSOR	LESSEE	DATED	DOC. NO.	DESCRIPTION	COUNTY, STATE

496966A	ROBERT C. HAAGENSON AND SANDRA K. HAAGENSON, TRUSTEES OF THE HAAGENSON	ST. MARY LAND & EXPLORATION COMPANY	2/25/2010	281M	Insofar and only insofar as said lease covers	Divide, ND
57868	FAMILY MINERAL TRUST, CREATED BY AGREEMENT DATED DECEMBER 24, 2002			264	and affects the following:
				248493	T163N R101W
SEC 1: LOTS 3-4, S/2NW/4
T164N R101W
SEC 35: SE/4

496966B	VERONA POWERS, AKA VERONA G. POWERS, FKA VERONA G. BAKER, A SINGLE	ST. MARY LAND & EXPLORATION COMPANY	3/1/2010	282M	Insofar and only insofar as said lease covers	Divide, ND
57868	WOMAN			300	and affects the following:
				248800	T163N R101W
SEC 1: LOTS 3-4, S/2NW/4
T164N R101W
SEC 35: SE/4
496966C	MARJORIE A. LETSCH, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	3/5/2010	282M	Insofar and only insofar as said lease covers	Divide, ND
57868	PROPERTY			636	and affects the following:
				248936	T163N R101W
SEC 1: LOTS 3-4, S/2NW/4
T164N R101W
SEC 35: SE/4

497021A	JOHN M. CASHMAN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	3/31/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
57968	PROPERTY			194	and affects the following:
				249358	T163N R101W
					SEC 10: S/2

497021B	MARY C. AUSTIN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	3/31/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
57968	PROPERTY			174	and affects the following:
				249352	T163N R101W
					SEC 10: S/2

497021C	KATHLEEN A. CYPHER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	3/31/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
57968	PROPERTY			170	and affects the following:
				249351	T163N R101W
					SEC 10: S/2

497070A	DELORES C. TUBBS, AKA DELORES CLARA SEYFERT TUBBS, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	5/10/2010	288M	Insofar and only insofar as said lease covers	Divide, ND
58305				182	and affects the following:
				250439	T163N R101W
					SEC 11: NW/4

497070B	MIDGE SEYFERT, AKA EMANUEL F. SEYFERT, AKA EMANUEL FREDERICK SEYFERT	ST. MARY LAND & EXPLORATION COMPANY	5/10/2010	288M	Insofar and only insofar as said lease covers	Divide, ND
58305	AND SANDRA SEYFERT, HUSBAND AND WIFE			678	and affects the following:
				250670	T163N R101W
					SEC 11: NW/4

497070C	DONALD A. SEYFERT, AKA DONALD ALFRED SEYFERT AND THELMA SEYFERT,	ST. MARY LAND & EXPLORATION COMPANY	5/10/2010	288M	Insofar and only insofar as said lease covers	Divide, ND
58305	HUSBAND AND WIFE			173	and affects the following:
				250436	T163N R101W
					SEC 11: NW/4

497076A	JOHN FREDERICK SEYFERT, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	4/26/2010	287M	Insofar and only insofar as said lease covers	Divide, ND
58308	PROPERTY			102	and affects the following:
				250139	T163N R101W
					SEC 11: NE/4

497076B	LETA MARLENE FISHER, A SINGLE WOMAN	ST. MARY LAND & EXPLORATION COMPANY	4/26/2010	290M	Insofar and only insofar as said lease covers	Divide, ND
58308				659	and affects the following:
				251273	T163N R101W
					SEC 11: NE/4

497076C	BARBARA PETERSON AND JAMES K. PETERSON, WIFE AND HUSBAND	SM ENERGY COMPANY	6/2/2010	290M	Insofar and only insofar as said lease covers	Divide, ND
58308				210	and affects the following:
				251055	T163N R101W
					SEC 11: NE/4

497076D	DEWEY WRIGHT, A SINGLE MAN	ST. MARY LAND & EXPLORATION COMPANY	4/26/2010	294M	Insofar and only insofar as said lease covers	Divide, ND
58308				344	and affects the following:
				252311	T163N R101W
SEC 11: NE/4

497891A	KASMER & AAFEDT OIL INC.	SM ENERGY COMPANY	7/28/2011	318M	Insofar and only insofar as said lease covers	Divide, ND
61771				632	and affects the following:
				259720	T163N R101W
SEC 3: S/2

495078C	FRED SEYFERT AND CHERYL SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	4/9/2010	286M	Insofar and only insofar as said lease covers	Divide, ND
52207					and affects the following:
				249866	T163N R 101W
SEC 12: N/2NW/4, SW/4NW/4

495078D	DENNIS SEYFERT AND BEVERLY SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	4/12/2010	287M	Insofar and only insofar as said lease covers	Divide, ND
52207				91	and affects the following:
				250136	T163N R 101W
SEC 12: N/2NW/4, SW/4NW/4

495078E	PAMELA HULME, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	4/12/2010	287M	Insofar and only insofar as said lease covers	Divide, ND
52207	PROPERTY			343	and affects the following:
				250241	T163N R101W
					SEC 12: N/2NW/4, SW/4NW/4

495078F	ELAINE LACASSE, EXECUTOR OF THE ESTATE OF GLADYS IRENE SEYFERT, AKA	ST. MARY LAND & EXPLORATION COMPANY	4/12/2010	294M	Insofar and only insofar as said lease covers	Divide, ND
52207	GLADYS SEYFERT, DECEASED			336	and affects the following:
				252309	T163N R101W
					SEC 12: N/2NW/4, SW/4NW/4

495080H	PATSY BROWN, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	3/31/2010	285M	Insofar and only insofar as said lease covers	Divide, ND
60591				534	and affects the following:
				249719	T163N R101W
					SEC 12: NW/4NE/4, S/2NE/4, SE/4NW/4

495080I	MARTIN L. BROWN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	4/1/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
60591	PROPERTY			642	and affects the following:
				249532	T163N R101W
					SEC 12: NW/4NE/4, S/2NE/4, SE/4NW/4

495080J	KATHLEEN C. HOLT, FKA KATHLEEN C. LIETZKE, A MARRIED WOMAN DEALING IN	ST. MARY LAND & EXPLORATION COMPANY	4/1/2010	286M	Insofar and only insofar as said lease covers	Divide, ND
6591	HER SOLE AND SEPARATE PROPERTY				and affects the following:
				249869	T163N R101W
SEC 12: NW/4NE/4, S/2NE/4, SE/4NW/4

495080K	HELEN B. RYDER AND CHARLES RYDER, WIFE AND HUSBAND	ST. MARY LAND & EXPLORATION COMPANY	3/31/2010	285M	Insofar and only insofar as said lease covers	Divide, ND
60591				431	and affects the following:
				249680	T163N R101W
SEC 12: NW/4NE/4, S/2NE/4, SE/4NW/4

495080L	STEPHEN P. BROWN, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	4/1/2010	285M	Insofar and only insofar as said lease covers	Divide, ND
60591	PROPERTY			412	and affects the following:
				249675	T163N R101W
SEC 12: NW/4NE/4, S/2NE/4, SE/4NW/4

495080M	ERIN A. SARDINAS, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	4/1/2010	285M	Insofar and only insofar as said lease covers	Divide, ND
60591	PROPERTY			612	and affects the following:
				249752	T163N R101W
					SEC 12: NW/4NE/4, S/2NE/4, SE/4NW/4

495091B	ARCHIE R. KRESS, AKA ARCHIE KRESS AND ELAINE M. KRESS, HUSBAND AND	ST. MARY LAND & EXPLORATION COMPANY	3/26/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
52309	WIFE			159	and affects the following:
52205				249348	T163N R101W
					SEC 11: SW/4
					SEC 12: SW/4

495091C	RUSSELL E. KRESS AND DONNA M. KRESS, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	3/26/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
52309				166	and affects the following:
52205				249350	T163N R101W
					SEC 11: SW/4
					SEC 12: SW/4

495091F	BEULAH E. MAHANY, A WIDOW	ST. MARY LAND & EXPLORATION COMPANY	4/8/2010	284M	Insofar and only insofar as said lease covers	Divide, ND
52205				609	and affects the following:
				249509	T163N R101W
					SEC 12: SW/4

495091G	DONALD E. BUSCH, A SINGLE MAN	ST. MARY LAND & EXPLORATION COMPANY	4/8/2010	287M	Insofar and only insofar as said lease covers	Divide, ND
52205				88	and affects the following:
				250135	T163N R101W
					SEC 12: SW/4

495116C	FRED SEYFERT AND CHERYL SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	4/9/2010	286M	Insofar and only insofar as said lease covers	Divide, ND
52380				162	and affects the following:
				249867	T163N R101W
					SEC 11: SE/4

495116D	DENNIS SEYFERT AND BEVERLY SEYFERT, HUSBAND AND WIFE	ST. MARY LAND & EXPLORATION COMPANY	4/12/2010	287M	Insofar and only insofar as said lease covers	Divide, ND
52380				95	and affects the following:
				250137	T163N R101W
					SEC 11: SE/4

495116E	PAMELA HULME, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	ST. MARY LAND & EXPLORATION COMPANY	4/12/2010	287M	Insofar and only insofar as said lease covers	Divide, ND
52380	PROPERTY			339	and affects the following:
				250240	T163N R101W
					SEC 11: SE/4

495116F	ELAINE LACASSE, EXECUTOR OF THE ESTATE OF GLADYS IRENE SEYFERT, AKA	ST. MARY LAND & EXPLORATION COMPANY	4/12/2010	294M	Insofar and only insofar as said lease covers	Divide, ND
52380	GLADYS SEYFERT, DECEASED			340	and affects the following:
				252310	T163N R101W
					SEC 11: SE/4

495116G	SANDRA JEAN MEYER, TRUSTEE OF THE ARVIE TERNQUIST FAMILY MINERAL TRUST	SM ENERGY COMPANY	9/2/2010	296M	Insofar and only insofar as said lease covers	Divide, ND
52380	DATED THE 11TH DAY OF JULY, 2007			692	and affects the following:
				253093	T163N R101W
					SEC 11: SE/4

495116H	EVELYN TERNQUIST, TRUSTEE OF THE CLAYTON TERNQUIST FAMILY MINERAL	SM ENERGY COMPANY	9/2/2010	299M	Insofar and only insofar as said lease covers	Divide, ND
52380	TRUST DATED 12/6/07			268	and affects the following:
				253882	T163N R101W
					SEC 11: SE/4

498363A	LINDA ST. AORO, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	SM ENERGY COMPANY	8/4/2011	319M	Insofar and only insofar as said lease covers	Divide, ND
62118	PROPERTY			684	and affects the following:
				260093	T163N R101W
					SEC 12: SE/4

498363B	BLANCHE B. LESTER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE	SM ENERGY COMPANY	8/4/2011	321M	Insofar and only insofar as said lease covers	Divide, ND
62118	PROPERTY			441	and affects the following:
				260646	T163N R101W
					SEC 12: SE/4

498363C	RONALD BROCKAMP, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE	SM ENERGY COMPANY	8/4/2011	322M	Insofar and only insofar as said lease covers	Divide, ND
62118	PROPERTY			172	and affects the following:
				260856	T163N R101W
					SEC 12: SE/4

498363D	BRIAN BROCKAMP, A SINGLE MAN	SM ENERGY COMPANY	8/4/2011	318M	Insofar and only insofar as said lease covers	Divide, ND
62118				610	and affects the following:
				259710	T163N R101W
					SEC 12: SE/4

497574A	WILLIAM J. WITHERSPOON III, A SINGLE MAN	SM ENERGY COMPANY	3/31/2011	310M	Insofar and only insofar as said lease covers	Divide, ND
60628				70	and affects the following:
				257040	T163N R101W
					SEC 10: N/2

497574B	KASMER & AAFEDT OIL INC.	SM ENERGY COMPANY	7/28/2011	318M	Insofar and only insofar as said lease covers	Divide, ND
60628				629	and affects the following:
				259719	T163N R101W
					SEC 10: N/2

497813A	RED CROWN ROYALTIES LLC	SM ENERGY COMPANY	8/1/2011	318M	Insofar and only insofar as said lease covers	Divide, ND
61608				647	and affects the following:
				259735	T163N R101W
					SEC 3: Lots 1-4, S/2N/2